As filed with the Securities and Exchange Commission on December 29, 1997


                                                       Registration No. 33-46924
                                                                        811-6618

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                        Post-Effective Amendment No. 14                    X


                                     and/or

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940


                               Amendment No. 16                            X



                      FIRST INVESTORS SERIES FUND II, INC.
               (Exact name of Registrant as specified in charter)


               95 Wall Street
             New York, New York                                10005
  (Address of Principal Executive Offices)                  (Zip Code)

                                  212-858-8000
              (Registrant's Telephone Number, Including Area Code)

                               Ms. Concetta Durso
                          Secretary and Vice President
                      First Investors Series Fund II, Inc.
                                 95 Wall Street
                            New York, New York 10005
                     (Name and Address of Agent for Service)



It is proposed that this filing will become effective on December 31, 1997 pursuant to paragraph (b) of Rule 485.

                      FIRST INVESTORS SERIES FUND II, INC.
                              CROSS-REFERENCE SHEET


N-1A Item No.                                                                   Location
-------------                                                                   --------

PART A:  PROSPECTUS

 1.   Cover Page............................................................    Cover Page
 2.   Synopsis..............................................................    Fee Table
 3.   Condensed Financial Information.......................................    Financial Highlights
 4.   General Description of Registrant.....................................    Investment Objectives and
                                                                                Policies; General
                                                                                Information
 5.   Management of the Fund................................................    Management
 5A.  Management's Discussion of
        Fund Performance....................................................    Performance Information
 6.   Capital Stock and Other Securities....................................    Description of Shares;
                                                                                Dividends and Other
                                                                                Distributions; Taxes;
                                                                                Determination of Net
                                                                                Asset Value
 7.   Purchase of Securities Being Offered..................................    Alternative Purchase
                                                                                Plan; How to Buy Shares
 8.   Redemption or Repurchase..............................................    How to Exchange Shares;
                                                                                How to Redeem Shares;
                                                                                Telephone Transactions
 9.   Pending Legal Proceedings.............................................    Management


PART B:  STATEMENT OF ADDITIONAL INFORMATION

10.   Cover Page............................................................    Cover Page
11.   Table of Contents.....................................................    Table of Contents
12.   General Information and History.......................................    General Information
13.   Investment Objectives and Policies....................................    Investment Policies;
                                                                                Investment Restrictions
14.   Management of the Fund................................................    Directors and Officers
15.   Control Persons and Principal
        Holders of Securities...............................................    Not Applicable
16.   Investment Advisory and Other Services................................    Management
17.   Brokerage Allocation..................................................    Allocation of Portfolio
                                                                                Brokerage
18.   Capital Stock and Other Securities....................................    Determination of Net
                                                                                Asset Value
19.   Purchase, Redemption and Pricing
        of Securities Being Offered.........................................    Reduced Sales Charges,
                                                                                Additional Exchange and
                                                                                Redemption Information
                                                                                and Other Services;
                                                                                Determination of Net
                                                                                Asset Value

N-1A Item No.                                                                   Location
-------------                                                                   --------

20.   Tax Status ...........................................................    Taxes
21.   Underwriters..........................................................    Underwriter
22.   Performance Data......................................................    Performance Information
23.   Financial Statements..................................................    Financial Statements;
                                                                                Report of Independent
                                                                                Accountants


PART C:  OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate item so numbered, in Part C hereof.

First Investors Series Fund II, Inc.
     Growth & Income Fund
     Mid-Cap Opportunity Fund
     Utilities Income Fund

95 Wall Street, New York, New York 10005/1-800-423-4026

     This is a Prospectus for First Investors Series Fund II, Inc. ("Series Fund II"), an open-end diversified management investment company. The Fund offers three separate investment series, each of which has different investment objectives and policies: First Investors Growth & Income Fund, First Investors Mid-Cap Opportunity Fund and First Investors Utilities Income Fund (each a "Fund"). Each Fund sells two classes of shares. Investors may select Class A or Class B shares, each with a public offering price that reflects different sales charges and expense levels. See "Alternative Purchase Plans."

     Growth & Income Fund seeks long-term growth of capital and current income. This Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in securities that provide the potential for growth and offer income, such as dividend-paying stocks and securities convertible into common stock.


     Mid-Cap Opportunity Fund seeks long-term capital growth. This Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in common stocks of issuers that have a medium market capitalization.


     Utilities Income Fund primarily seeks high current income. Long-term capital appreciation is a secondary objective. This Fund seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in equity and debt securities issued by companies primarily engaged in the public utilities industry.

     There can be no assurance that any Fund will achieve its investment objective.


     This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing and should be retained for future reference. First Investors Management Company, Inc. ("FIMCO" or "Adviser") serves as investment adviser to the Funds and First Investors Corporation ("FIC" or "Underwriter") serves as distributor of the Funds' shares. A Statement of Additional Information ("SAI"), dated December 31, 1997 (which is incorporated by reference herein), has been filed with the Securities and Exchange Commission. The SAI is available at no charge upon request to the Funds at the address or telephone number indicated above.


     An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured or protected by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
           COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES
             COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
          PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.


                The date of this Prospectus is December 31, 1997

                                    FEE TABLE

     The following table is intended to assist investors in understanding the expenses associated with investing in each class of shares of a Fund.

                        Shareholder Transaction Expenses

                                                                    Class A         Class B
                                                                    Shares          Shares
                                                                    ------          ------
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)...........................     6.25%     None
Deferred Sales Load
  (as a percentage of the lower of original purchase
  price or redemption proceeds).................................     None*     4%  in  the  first
                                                                               year; declining to
                                                                               0% after the sixth
                                                                               year

                         Annual Fund Operating Expenses
                     (as a percentage of average net assets)


                                                                                    Mid-Cap
                                                Growth & Income Fund           Opportunity Fund            Utilities Income Fund
                                                --------------------           ----------------            ---------------------
                                                 Class A     Class B          Class A     Class B            Class A     Class B
                                                 Shares      Shares           Shares      Shares             Shares      Shares
                                                 ------      ------           ------      ------             ------      ------
Management Fees (1).........................      0.75%       0.75%            0.75%+      0.75%+             0.75%       0.75%
12b-1 Fees..................................      0.30        1.00             0.30        1.00               0.30        1.00
Other Expenses (2)..........................      0.38        0.38             0.45+       0.45+              0.43        0.43
Total Fund Operating Expenses (3)...........      1.43        2.13             1.50+       2.20+              1.48        2.18

* A contingent deferred sales charge of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge. See "How to Buy Shares."

+    Net of waiver and/or reimbursement.

(1) Management Fees have been restated to reflect current fees. For the fiscal year ended October 31, 1997, the Adviser waived certain Management Fees for each Fund. Absent the waiver, such fees would have been 1.00% for Mid-Cap Opportunity Fund and 0.75% for Growth & Income Fund and Utilities Income Fund. The Adviser will waive Management Fees in excess of 0.75% for Mid-Cap Opportunity Fund for a minimum period ending October 31, 1998.

(2) Other Expenses for Utilities Income Fund have been restated to reflect current expenses. For the fiscal year ended October 31, 1997, the Adviser reimbursed Mid-Cap Opportunity Fund for certain Other Expenses. Absent such reimbursement, Other Expenses for each class of shares of Mid-Cap Opportunity Fund would have been 0.67%. The Adviser will reimburse each class of shares for Other Expenses in excess of 0.45% for Mid-Cap Opportunity Fund for a minimum period ending October 31, 1998.

(3) If management fees and expenses had not been waived or reimbursed, Total Fund Operating Expenses for Mid-Cap Opportunity Fund would have been as follows: Class A shares--1.97%; and Class B shares--2.67%. Each Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Fund Operating Expenses.

     For a more complete description of the various costs and expenses, see "Alternative Purchase Plans," "How to Buy Shares," "How to Redeem Shares," "Management" and "Distribution Plans." Due to the imposition of 12b-1 fees, it is possible that long-term shareholders of a Fund may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

     The Example below is based on Class A and Class B expense data for each Fund's fiscal year ended October 31, 1997, except that certain Operating Expenses have been restated, as noted above.

EXAMPLE

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                  One Year   Three Years   Five Years  Ten Years
                                  --------   -----------   ----------  ---------
Growth & Income Fund
Class A .......................      $76         $105         $136         $223
Class B .......................       62           97          134          228*

Mid-Cap Opportunity Fund
Class A .......................       77          107          139          230
Class B .......................       62           99          138          236*

Utilities Income Fund
Class A .......................       77          106          138          228
Class B .......................       62           98          137          234*

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) no redemption at the end of each time period:

                                  One Year   Three Years   Five Years  Ten Years
                                  --------   -----------   ----------  ---------
Growth & Income Fund
Class A .......................      $76         $105         $136         $223
Class B .......................       22           67          114          228*

Mid-Cap Opportunity Fund
Class A .......................       77          107          139          230
Class B .......................       22           69          118          236*

Utilities Income Fund
Class A .......................       77          106          138          228
Class B .......................       22           68          117          234*

*    Assumes conversion to Class A shares eight years after purch ase.

     The expenses in the Example should no t be consid ered a repre sentation by the Funds of past or future expenses. Actual expenses in future years may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS


     The table below sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated. The table has been derived from financial statements which have been audited by Tait, Weller & Baker, independent certified public accountants, whose report thereon appears in the SAI. This information should be read in conjunction with the Financial
Statements and Notes thereto, which also appear in the SAI, available at no charge upon request to the Funds.


------------------------------------------------------------------------------------------------------------------------------------
                                                           PER SHARE DATA
------------------------------------------------------------------------------------------------------------------------------------

                                                        Income From Investment Operations   Less Distributions from
                                                      ------------------------------------  -----------------------
                                                                Net Realized
                                                                    and
                                         Net Asset               Unrealized
                                           Value         Net        Gain        Total from       Net        Net
                                         Beginning    Investment  (Loss) on     Investment   Investments  Realized       Total
                                         of Period      Income    Investment    Operations      Income      Gain     Distributions
------------------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND
CLASS A
10/4/93* to 10/31/93 .................     $ 6.56       $ .005       $  --        $ .005        $ .005       $ --       $ .005
11/1/93 to 10/31/94 ..................       6.56         .128         .109         .237          .107         --         .107
11/1/94 to 10/31/95 ..................       6.69         .163        1.125        1.288          .168         --         .168
11/1/95 to 10/31/96 ..................       7.81         .102        1.593        1.695          .115         --         .115
11/1/96 to 10/31/97 ..................       9.39         .060        2.359        2.419          .059        .160        .219

CLASS B
1/12/95* to 10/31/95 .................       6.43         .084        1.372        1.456          .106         --         .106
11/1/95 to 10/31/96 ..................       7.78         .066        1.555        1.621          .071         --         .071
11/1/96 to 10/31/97 ..................       9.33         .002        2.318        2.320          .010        .160        .170

MID-CAP OPPORTUNITY FUND***
CLASS A
8/24/92* to 10/31/92 .................      11.64         .036         .050         .086          .026         --         .026
11/1/92 to 10/31/93 ..................      11.70         .122         .373         .495          .045         --         .045
11/1/93 to 10/31/94 ..................      12.15         .078        (.326)       (.248)         .122         --         .122
11/1/94 to 10/31/95 ..................      11.78         .083        2.796        2.879          .079         --         .079
11/1/95 to 10/31/96 ..................      14.58         .042        1.564        1.606          .058        .838        .896
11/1/96 to 10/31/97 ..................      15.29        (.033)       4.021        3.988          .037        .681        .718

CLASS B
1/12/95* to 10/31/95 .................      12.03        (.011)       2.491        2.480           --          --          --
11/1/95 to 10/31/96 ..................      14.51         .013        1.468        1.481          .053        .838        .891
11/1/96 to 10/31/97 ..................      15.10        (.077)       3.888        3.811           --         .681        .681

* Commencement of operations of Class A shares or date Class B shares were first offered.

**   Calculated without sales charges.

*** Prior to December 31, 1997, known as U.S.A. Mid-Cap Opportunity Fund and prior to February 15, 1996, known as Made In The U.S.A. Fund.

+    Annualized.

++   Net of expenses waived or assumed.

+++ Average commission rate (per share of security) as required by amended disclosure requirements effective in 1996.


------------------------------------------------------------------------------------------------------------------------------------
                                            R A T I O S / S U P P L E M E N T A L D A T A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Ratio to Average Net
                                                      Ratio to Average Net              Asset Before Expenses
                                                            Assets++                      Waived or Assumed
                                                    -----------------------     -------------------------------------
Net Assets                                                           Net                         Net        Portfolio
  Value                            Net Asset                     Investment                  Investment      Turnover       Average
   End        Total Return**     End of Period      Expenses       Income       Expenses       Income          Rate       Commission
of Period          (%)           (in thousands)        (%)           (%)           (%)           (%)            (%)         Rate+++
---------     --------------     --------------     --------     ----------     --------     ----------     ---------     ----------

 $  6.56             .99+            $3,407             --           1.02+        1.37+          (.35)+           0          $  --
    6.69            3.67             34,489             .67          2.26         1.83           1.11             6             --
    7.81           19.51             63,493             .98          2.34         1.59           1.74            19             --
    9.39           21.82            111,896            1.31          1.20         1.49           1.02            25           .0530
   11.59           26.20            193,832            1.39           .55         1.43            .51            28           .0532


    7.78           22.73              3,602            1.90+         2.23+        2.61+          1.52+           19             --
    9.33           20.92             12,141            2.03           .48         2.19            .31            25           .0530
   11.48           25.23             26,922            2.09          (.15)        2.13           (.19)           28           .0532



   11.70            3.86+             8,150             .06+         1.87+        2.64+          (.72)+           0             --
   12.15            4.23             15,586             .81           .96         2.03           (.26)           52             --
   11.78           (2.05)             7,651             .90           .45         2.32           (.97)           29             --
   14.58           24.59              8,818            1.34           .48         2.36           (.55)          106             --
   15.29           11.64             14,478            1.57           .36         2.15           (.21)          118           .0704
   18.56           27.09             26,284            1.50          (.21)        1.94           (.65)           90           .0683


   14.51           20.62                298            2.29+         (.03)+       3.79+         (1.53)+         106             --
   15.10           10.80              1,168            2.30          (.37)        3.03          (1.10)          118           .0704
   18.23           26.17              2,959            2.20          (.91)        2.64          (1.35)           90           .0683


------------------------------------------------------------------------------------------------------------------------------------
                                                           PER SHARE DATA
------------------------------------------------------------------------------------------------------------------------------------

                                                        Income From Investment Operations   Less Distributions from
                                                      ------------------------------------  -----------------------
                                                                Net Realized
                                                                    and
                                         Net Asset               Unrealized
                                           Value         Net        Gain        Total from       Net        Net
                                         Beginning    Investment  (Loss) on     Investment   Investments  Realized       Total
                                         of Period      Income    Investment    Operations      Income      Gain     Distributions
------------------------------------------------------------------------------------------------------------------------------------
UTILITIES INCOME FUND
CLASS A
2/22/93* to 10/31/93..................     $5.59        $.118        $.317        $.435         $.105        $ --       $.105
11/1/93 to 10/31/94...................      5.92         .239        (.839)       (.600)         .227         .013       .240
11/1/94 to 10/31/95...................      5.08         .233         .822        1.055          .235          --        .235
11/1/95 to 10/31/96...................      5.90         .214         .512         .726          .216          --        .216
11/1/96 to 10/31/97.........                6.41         .204         .609         .813          .193          --        .193

CLASS B
1/12/95* to 10/31/95..................      4.95         .144         .930        1.074          .164          --        .164
11/1/95 to 10/31/96...................      5.86         .185         .489         .674          .184          --        .184
11/1/96 to 10/31/97...................      6.35         .153         .606         .759          .149          --        .149

* Commencement of operations of Class A shares or date Class B shares were first offered.

**   Calculated without sales charges.

*** Prior to December 31, 1997, known as U.S.A. Mid-Cap Opportunity Fund and prior to February 15, 1996, known as Made In The U.S.A. Fund.

+    Annualized.

++   Net of expenses waived or assumed.

+++ Average commission rate (per share of security) as required by amended disclosure requirements effective in 1996.


------------------------------------------------------------------------------------------------------------------------------------
                                            R A T I O S / S U P P L E M E N T A L D A T A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Ratio to Average Net
                                                      Ratio to Average Net              Asset Before Expenses
                                                            Assets++                      Waived or Assumed
                                                    -----------------------     -------------------------------------
Net Assets                                                           Net                         Net        Portfolio
  Value                            Net Asset                     Investment                  Investment      Turnover       Average
   End        Total Return**     End of Period      Expenses       Income       Expenses       Income          Rate       Commission
of Period          (%)           (in thousands)        (%)           (%)           (%)           (%)            (%)         Rate+++
---------     --------------     --------------     --------     ----------     --------     ----------     ---------     ----------


   $5.92           11.28+           $58,373             .35+         3.84+        1.80+          2.39+          17           $  --
    5.08          (10.15)            62,671             .80          4.59         1.59           3.80           58              --
    5.90           21.35             83,691            1.04          4.37         1.57           3.84           16              --
    6.41           12.45            104,029            1.20          3.49         1.49           3.19           38            .0706
    7.03           12.86            101,834            1.40          2.98         1.48           2.90           60            .0694


    5.86           21.99              3,209            1.82+         4.93+        2.53+          4.21+          16              --
    6.35           11.61              7,670            1.91          2.77         2.28           2.40           38            .0706
    6.96           12.08              9,338            2.10          2.28         2.18           2.20           60            .0694

                       INVESTMENT OBJECTIVES AND POLICIES

Growth & Income Fund

     The investment objective of Growth & Income Fund is to seek long-term growth of capital and current income. The Fund seeks its objective by investing, under normal market conditions, at least 65% of its total assets in securities that provide the potential for growth and offer income, such as dividend-paying stocks and securities convertible into common stock. The portion of the Fund's assets invested in equity securities and in debt securities may vary from time to time due to changes in interest rates and economic and other factors. The Fund is not designed for investors seeking a steady flow of income distributions. Rather, the Fund's policy of investing in income producing securities is intended to provide investors with a more consistent total return than may be achieved by investing solely in growth stocks.


     The convertible debt securities in which the Fund may invest are not subject to any limitations as to ratings and may include high, medium, lower and unrated securities. Although the Fund may invest up to 20% of its total assets in convertible debt securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's ("S&P") (including convertible debt securities that have been downgraded), or in unrated convertible debt securities that are of comparable quality as determined by the Adviser, it does not anticipate investing more than 5% of its total net assets in such securities in the coming year. Convertible debt securities rated lower than BBB by S&P or Baa by Moody's, commonly referred to as "junk bonds," are speculative and generally involve a higher risk of loss of principal and income than higher-rated securities. See "Debt Securities," below, and Appendix A to the SAI for a description of convertible debt security ratings.


     The Fund may invest up to 35% of its total assets in the following instruments: money market instruments, including U.S. bank certificates of deposit, bankers' acceptances, commercial paper issued by domestic corporations and repurchase agreements; fixed income securities, including obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), including mortgage-backed securities, and corporate debt securities rated at least Baa by Moody's or BBB by S&P, commonly known as "investment grade securities" or unrated securities that are of comparable quality as determined by the Adviser; and common stock and securities convertible into common stock of companies that are not paying a dividend if there exists the potential for growth of capital or future income. See "Description of Certain Securities, Other Investment Policies and Risk
Factors," below, and the SAI for additional information concerning these securities. It is the Fund's policy to attempt to sell, within a reasonable time period, a debt security which has been downgraded below investment grade (other than convertible debt securities, as previously discussed), provided that such disposition is in the best interests of the Fund and its shareholders. See "Debt Securities," below, and Appendix A to the SAI for a description of corporate and convertible debt security ratings.

     Generally, the prices of equity securities could be affected by such factors as a change in a company's earnings, fluctuations in interest rates or changes in the rate of economic growth. To the extent the Fund invests in issuers with small capitalizations, the Fund would be subject to greater risk than may be involved in investing in companies with larger capitalizations. These securities generally include newer and less seasoned companies which are more speculative than securities issued by well-established issuers. Other risks may include less available information about the issuer, the absence of a business history or historical pattern of performance, as well as normal risks which accompany the development of new products, markets or services.

     The Fund may invest up to 20% of its total assets in securities of well-established foreign companies in developed countries which are traded on a recognized domestic or foreign securities exchange. Although such foreign securities may be denominated in foreign currencies, the Fund anticipates that the majority of its foreign investments will be in American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). See "Foreign Securities" and "American Depository Receipts and Global Depository Receipts," below. The Fund may enter into forward currency contracts to protect against uncertainty in the level of future exchange rates. The Adviser will not attempt to time actively either short-term market trends or short-term currency trends in any market. See "Hedging and Option Income Strategies" in the SAI.

     The Fund may also borrow money for temporary or emergency purposes in amounts not exceeding 5% of its net assets, make loans of portfolio securities and invest in securities issued on a "when-issued" or delayed delivery basis. In addition, in any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having up to 100% of its assets invested in short-term fixed income securities or retained in cash or cash equivalents. See "Description of Certain Securities, Other Investment Policies and Risk Factors" for additional information concerning these securities.

Mid-Cap Opportunity Fund


     Mid-Cap Opportunity Fund seeks long-term capital growth by investing, under normal market conditions, at least 65% of its total assets in common stocks of companies that have a medium market capitalization. The Fund seeks to invest in equity securities that the Adviser believes demonstrate outstanding growth records and potential based on the Adviser's fundamental analysis of the company. The companies in which the Fund invests will be primarily those with medium market capitalization (often known as "mid-cap"), which is currently defined by the Adviser as those with a market capitalization of between $750 million and $5 billion. Market capitalization is the total market value of a company's outstanding common stock. The mean market capitalization for the companies in the Standard & Poor's Midcap 400 Index is $1.9 billion as of June 30, 1997. By comparison, the mean market capitalization for the companies in the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks, is approximately $13.6 billion as of June 30, 1997. Growth equity securities tend to have above-average price/earnings ratios and less-than-average current yields compared to non-growth equity securities. The payment of dividend income will not be a primary consideration in the selection of equity investments. Although the companies in which the Fund will invest will be primarily mid-cap companies, the Fund may also invest in companies with small market capitalizations, which tend to be more speculative than securities of companies with larger capitalizations. See "Investment Objectives and Policies-Growth & Income Fund."


     The Fund may invest up to 35% of its total assets in U.S. Government Obligations, including mortgage-backed securities, and investment grade debt securities or unrated securities that are of comparable quality as determined by the Adviser, repurchase agreements, investment grade securities convertible into common stock, warrants to purchase common stock and zero coupon and pay-in-kind securities. The Fund may invest up to 15% of its total assets in ADRs. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and "Investment Policies" in the SAI for information on these securities. The Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of its net assets and invest in securities issued on a "when-issued" or delayed delivery basis. The Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates on a case-by-case basis whether to dispose of or retain a debt security that has been downgraded below investment grade. No more than 5% of the Fund's net assets will remain invested in such downgraded securities. See "Debt Securities," below, and Appendix A to the SAI for a description of corporate bond ratings.

     In any  period of  market  weakness  or of  uncertain  market  or  economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all or part of its assets invested in short-term fixed income securities or retained in cash or cash equivalents, including U.S. Government Obligations, mortgage-backed securities, bank certificates of deposit, bankers' acceptances and commercial paper issued by domestic corporations. See "Description of Certain Securities, Other Investment Policies and Risk Factors."

Utilities Income Fund

     The primary investment objective of Utilities Income Fund is to seek high current income. Long-term capital appreciation is a secondary objective. The Fund seeks its objectives by investing, under normal market conditions, at least 65% of its total assets in equity and debt securities issued by companies primarily engaged in the public utilities industry. Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks and warrants to purchase common or preferred stocks. Debt securities in which the Fund may invest will be rated at the time of investment at least A by Moody's or S&P or, if unrated, will be of comparable quality as determined by the Adviser. The Fund's policy is to attempt to sell, within a reasonable time period, a debt security in its portfolio which has been downgraded below A, provided that such disposition is in the best interests of the Fund and its shareholders. See "Debt Securities," below, and Appendix A to the SAI for a description of corporate bond ratings. The portion of the Fund's assets invested in equity securities and in debt securities will vary from time to time due to changes in interest rates and economic and other factors.

     The utilities companies in which the Fund will invest include companies primarily engaged in the ownership or operation of facilities used to provide electricity, gas, water or telecommunications (including telephone, telegraph and satellite, but not companies engaged in public broadcasting or cable television). For these purposes, "primarily engaged" means that (1) more than 50% of the company's assets are devoted to the ownership or operation of one or more facilities as described above, or (2) more than 50% of the company's operating revenues are derived from the business or combination of any of the businesses described above. It should be noted that based on this definition, the Fund may invest in companies which are also involved to a significant degree in non-public utilities activities.

     Utilities stocks generally offer dividend yields that exceed those of industrial companies and their prices tend to be less volatile than stocks of industrial companies. However, utilities stocks can still be affected by the risks of the stock of industrial companies. Because the Fund concentrates its investments in public utilities companies, the value of its shares will be especially affected by factors peculiar to the utilities industry, and may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. See "Utilities Industries."

     The Fund may invest up to 35% of its total assets in the following instruments: debt securities (rated at least A by Moody's or S&P) and common and preferred stocks of non-utilities companies; U.S. Government Obligations; mortgage-backed securities; cash; and money market instruments consisting of prime commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements. The Fund may invest in securities on a "when-issued" or delayed delivery basis and make loans of portfolio securities. The Fund may invest up to 10% of its total assets in ADRs. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its net assets. The Fund also may invest in zero coupon and pay-in-kind securities. In addition, in any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having up to 100% of its assets invested in short-term fixed income securities or retained in cash or cash equivalents. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and "Investment Policies" in the SAI for a description of these securities.

     General. Each Fund's net asset value fluctuates based mainly upon changes in the value of its portfolio securities. Each Fund's investment objective and certain investment policies set forth in the SAI that are designated fundamental policies may not be changed without shareholder approval. There can be no assurance that any Fund will achieve its investment objective.

Description of Certain Securities, Other Investment Policies and Risk Factors

General Market Risk

     In addition to the risks associated with particular types of securities, which are discussed below, the Funds are subject to general market risks. The Funds invest primarily in common stocks. The market risks associated with stocks include the possibility that the entire market for common stocks could suffer a decline in price over short or even extended periods. This could affect the net asset value of your Fund shares. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. In addition, certain sectors of the market, such as technology stocks, can be more volatile than the general market, creating greater opportunities but also greater risks. Thus, while stock markets in general might rise, the particular market sectors in which the Funds invest might decline. In addition, even if the primary market sectors in which the Funds invest generally rise, the particular securities in which the Funds invest might decline. Accordingly, the Funds generally will be suitable investments only with respect to that portion of your assets that is available for longer-term investment.

Types of Securities and Their Risks

     American Depository Receipts and Global Depository Receipts. Growth & Income Fund may invest in sponsored and unsponsored ADRs and GDRs. Mid-Cap Opportunity Fund may invest in sponsored and unsponsored ADRs and Utilities Income Fund may invest in sponsored ADRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers, and other forms of depository receipts for securities of foreign issuers. Generally ADRs in registered form, are denominated in U.S.
dollars and are designed for use in the U.S. securities markets. For an additional discussion of ADRs, see "Investment Policies--American Depository Receipts" in the SAI. GDRs are issued globally and evidence a similar ownership arrangement. Generally, GDRs are designed for trading in non-U.S. securities markets. ADRs and GDRs are considered to be foreign securities by the Funds for purposes of Fund policies limiting investments in foreign issuers.

     Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Lower-rated and certain unrated convertible debt securities are subject to certain risks that may not be present with investments in higher-grade securities. See "Debt Securities," below, and "Risk Factors of High Yield Convertible Securities" in the SAI.


     Debt Securities. Debt securities are likely to decline in value in times of rising market interest rates and to rise in value in times of falling interest rates ("interest rate risk"). In general, the longer the maturity of a debt security, the more pronounced is the effect of a change in interest rates on the value of the security. Debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and market liquidity ("market risk").

     Special risk factors apply to investments, which may be made by Growth & Income Fund, in convertible debt securities rated below investment grade. Lower-rated securities are more likely to react to developments affecting the economy and the credit risk of the issuer than are more highly rated securities, which react primarily to movements in the general level of interest rates. Changes in economic conditions may weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased risk of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities ("liquidity risk"). Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported. See the SAI for a further discussion of these risk factors.


     Foreign Securities. Growth & Income Fund may sell a security denominated in a foreign currency and retain the proceeds in that foreign currency to use at a future date (to purchase other securities denominated in that currency) or the Fund may buy foreign currency outright to purchase securities denominated in that foreign currency at a future date. Because the Fund does not presently intend to hedge its foreign investments against the risk of foreign currency fluctuations, changes in the value of these currencies can significantly affect the Fund's share price. In addition, the Fund will be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments. Other risks involved in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries.


     Money Market Instruments. Investments in commercial paper are limited to obligations rated Prime-1 by Moody's or A-1 by S&P. Commercial paper includes notes, drafts, or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. Investments in certificates of deposit will be made only with domestic institutions with assets in excess of $500 million. See the SAI for more information regarding money market instruments and Appendix B to the SAI for a description of commercial paper ratings.

     Mortgage-Backed Securities. Mortgage loans often are assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Interests in such pools are referred to herein as "mortgage-backed securities." The market value of these securities can and will fluctuate as interest rates and market conditions change. In addition, prepayment of principal by the mortgagees which often occurs with mortgage-backed securities when interest rates decline, can significantly change the realized yield of these securities. See the SAI for more information concerning mortgage-backed securities, including the risks involved in their use.


     Options and Futures Contracts. Utilities Income Fund may attempt to reduce the overall risk of its investments (hedge) by using options and futures contracts and may engage in certain strategies involving options to attempt to enhance income. Growth & Income Fund may use forward currency contracts to protect against uncertainty in the level of future exchange rates. A Fund's ability to use these instruments may be limited by market conditions, regulatory limits and tax considerations. Neither Fund presently intends to engage in these strategies. See the SAI for more information regarding options and futures contracts, including the risks involved in their use.


     Preferred Stock. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

     Repurchase Agreements. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Each Fund's risk is limited to the ability of the seller to repurchase the securities at the agreed-upon price upon the delivery date. See the SAI for more information regarding repurchase agreements, including the risks involved in their use.

     Restricted Securities and Illiquid Investments. Each Fund may invest up to 15% of its net assets in illiquid investments, including (1) securities that are illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale and (2) repurchase agreements maturing in more than seven days. However, illiquid investments for purposes of this limitation do not include restricted securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), which the Board of Directors or the Adviser has determined are liquid under Board-approved guidelines. In addition, there is a risk of increasing illiquidity during times when qualified institutional buyers are uninterested in purchasing Rule 144A Securities. See the SAI for more information regarding restricted securities and illiquid investments, including the risks involved in their use.


     U.S. Government Obligations. Securities issued or guaranteed as to principal and interest by the U.S. Government include (1) U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S., such as securities issued by the Federal Housing Administration, Government National Mortgage Association, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the Farmers Home Administration and the Small Business Administration. The range of maturities of U.S. Government Obligations is usually three months to thirty years.

     Utilities Industries. Many utilities companies, especially electric and gas and other energy-related utilities companies, have historically been subject to the risk of increases in fuel and other operating costs, changes in interest rates on borrowings for capital improvement programs, changes in applicable laws and regulations, and costs and operating constraints associated with compliance with environmental regulations.

     In recent years, regulatory changes in the United States have increasingly allowed utilities companies to provide services and products outside their traditional geographical areas and lines of business, creating new areas of competition with the utilities industries. This trend toward deregulation and the emergence of new entrants have caused non-regulated providers of utilities services to become a significant part of the utilities industries. The Adviser believes that the emergence of competition and deregulation will result in certain utilities companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable.

     Certain utilities, especially gas and telephone utilities, have in recent years been affected by increased competition, which could adversely affect the profitability of such utilities companies. In addition, expansion by companies engaged in telephone communication services of their non-regulated activities into other businesses (such as cellular telephone services, data processing, equipment retailing, computer services and financial services) has provided the opportunity for increases in earnings and dividends at faster rates than have been allowed in traditional regulated businesses. However, technological innovations and other structural changes also could adversely affect the profitability of such companies. Although the Adviser seeks to take advantage of favorable investment opportunities that may arise from these structural changes, there can be no assurance that the Fund will benefit from any such changes.

     Foreign utilities companies may be more heavily regulated than U.S. utilities companies, which may result in increased costs or otherwise adversely affect the operations of such companies. The securities of foreign utilities companies also have lower dividend yields than U.S. utilities companies. The Fund's investments in foreign issuers may include recently privatized enterprises, in which the Fund's participation may be limited or otherwise affected by local law. There can be no assurance that governments with privatization programs will continue such programs or that privatization will succeed in such countries.

     Because securities issued by utilities companies are particularly sensitive to movement in interest rates, the equity securities of such companies are more affected by movements in interest rates than are the equity securities of other companies.

     Each of these risks could adversely affect the ability and inclination of public utilities companies to declare or pay dividends and the ability of holders of common stock, such as Utilities Income Fund, to realize any value from the assets of the company upon liquidation or bankruptcy.


                           ALTERNATIVE PURCHASE PLANS

     Each Fund has two classes of shares, Class A and Class B, which represent interests in the same portfolio of securities and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class (i) is subject to a different sales charge and bears its separate distribution and certain other class expenses; (ii) has exclusive voting rights with respect to matters affecting only that class; and (iii) has different exchange privileges.

     Class A Shares. Class A shares are sold with an initial sales charge of up to 6.25% of the amount invested with discounts available for volume purchases. Class A shares pay a 12b-1 fee at the annual rate of 0.30% of each Fund's average daily net assets attributable to Class A shares, of which no more than 0.25% may be paid as a service fee and the balance thereof paid as an asset-based sales charge. The initial sales charge is waived for certain purchases and a contingent deferred sales charge ("CDSC") may be imposed on such purchases. See "How to Buy Shares."

     Class B Shares. Class B shares are sold without an initial sales charge, but are generally subject to a CDSC which declines in steps from 4% to 0% during a six-year period and bear a higher 12b-1 fee than Class A shares. Class B shares pay a 12b-1 fee at the annual rate of 1.00% of each Fund's average daily net assets attributable to Class B shares, of which no more than 0.25% may be paid as a service fee and the balance thereof paid as an asset-based sales charge. Class B shares automatically convert into Class A shares after eight years. See "How to Buy Shares."

     Factors to Consider in Choosing a Class of Shares. In deciding which alternative is most suitable, an investor should consider several factors, as discussed below. Regardless of whether an investor purchases Class A or Class B shares, your Representative, as defined under "How to Buy Shares," receives compensation for selling shares of a Fund, which may differ for each class.

     The principal advantages of purchasing Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges which are not offered to Class B shareholders. If an investor plans to make a substantial investment, the sales charge on Class A shares may either be lower due to the reduced sales charges available on volume purchases of Class A shares or waived for certain eligible purchasers. Because of the reduced sales charge available on quantity purchases of Class A shares, it is recommended that investments of $250,000 or more be made in Class A shares. Investments in excess of $1,000,000 will only be accepted as purchases of Class A shares. Distributions paid by each Fund with respect to Class A shares will also generally be greater than those paid with respect to Class B shares because expenses attributable to Class A shares will generally be lower.

     The principal advantage of purchasing Class B shares is that, since no initial sales charge is paid, all of an investor's money is put to work from the outset. Furthermore, although any investment in a Fund should only be viewed as a long-term investment, if a redemption must be made soon after purchase, an investor will pay a lower sales charge than if Class A shares had been purchased. Conversely, because Class B shares are subject to a higher asset-based sales charge, long-term Class B shareholders may pay more in asset-based sales charges than the economic equivalent of the maximum sales charge on Class A shares. The automatic conversion of Class B shares into Class A shares after eight years is designed to reduce the probability of this occurring.


                                HOW TO BUY SHARES

     You may buy shares of a Fund through a First Investors registered representative ("FIC Representative") or through a registered representative ("Dealer Representative") of an unaffiliated broker-dealer ("Dealer") which is authorized to sell shares of a Fund. Your FIC Representative or Dealer Representative (each, a "Representative") may help you complete and submit an application to open an account with a Fund. Certain accounts may require additional documentation.

     With respect to certain shareholder privileges noted in this Prospectus and the SAI, each fund in the First Investors family of funds, except as noted below, is an "Eligible Fund" (collectively, "Eligible Funds"). First Investors Special Bond Fund, Inc., First Investors Life Series Fund and First Investors U.S. Government Plus Fund are not Eligible Funds. First Investors Cash Management Fund, Inc. and First Investors Tax-Exempt Money Market Fund, Inc. (the "Money Market Funds"), unless otherwise noted, are not Eligible Funds. The funds of Executive Investors Trust are Eligible Funds provided the shares of any such fund either have been (a) acquired through an exchange from an Eligible Fund which imposes a maximum sales charge of 6.25%, or (b) held for at least one year from their date of purchase.

     Choice of Class of Shares. When you open a Fund account you must specify which class of shares you wish to purchase. If you do not specify which class of shares you wish to purchase, your order will be processed according to procedures established by FIC. For more information, see the SAI.

     Minimum Investment. You may open a Fund account with as little as $1,000. This account minimum is waived if you open an account for a particular class of shares through a full exchange of shares of the same class of another Eligible Fund. Class A share accounts opened through an exchange of shares from the Money Market Funds may be subject to an initial sales charge. You may open a Fund account with $250 for individual retirement accounts ("IRAs") or, at the Fund's discretion, a lesser amount for Simplified Employee Pension Plans ("SEPs"), salary reduction SEPs ("SARSEPs"), SIMPLE-IRAs and qualified or other retirement plans. Automatic investment plans allow you to open an account with as little as $50, provided you invest at least $600 a year. See "Systematic Investing."

     Processing and Pricing of Share Purchases. Applications accompanied by checks drawn on U.S. banks made payable to "FIC" and received in FIC's Woodbridge offices by the close of regular trading on the NYSE, generally 4:00 P.M. (New York City time), will be processed and shares will be purchased at the public offering price determined at the close of regular trading on the NYSE on that day. Money orders, starter checks and third-party checks will not be accepted.

     Purchases via telephone or wire will be processed as follows: Orders received by Representatives before the close of regular trading on the NYSE and received by FIC at their Woodbridge offices before the close of its business day, generally 5:00 P.M. (New York City time), will be executed at the public offering price determined at the close of regular trading on the NYSE on that day. It is the responsibility of Representatives to promptly transmit orders they receive. The "public offering price" is the net asset value plus the applicable sales charge for Class A shares and the net asset value for Class B shares. For a discussion of pricing practices when FIC's Woodbridge offices are unable to open for business due to an emergency, see the SAI. Each Fund reserves the right to reject any application or order for its shares for any reason and to suspend the offering of its shares.

     Purchases through the National Securities Clearing Corp. ("NSCC") "Fund/SERV" system will be processed as follows: Orders received by a Dealer before the close of regular trading on the NYSE and received by FIC at its Woodbridge offices in accordance with NSCC rules and procedures will be executed at the net asset value, plus any applicable sales charge, determined at the close of regular trading on the NYSE on that day. It is the responsibility of the Dealer to transmit purchase orders to FIC promptly and accurately. FIC will not be liable for any change in the purchase price due to the failure of FIC to receive such purchase orders. Any such disputes must be settled between you and the Dealer.

     Class A Shares. Class A shares of each Fund are sold at the public offering price, which will vary with the size of the purchase, as shown in the following table:

                                       Sales Charge as % of
                                       ---------------------      Concession to
                                       Offering   Net Amount     Dealers as % of
Amount of Investment                     Price     Invested      Offering Price
--------------------                   --------   ----------     ---------------
Less than $25,000.....................   6.25%       6.67%            5.13%
$25,000 but under $50,000.............   5.75        6.10             4.72
$50,000 but under $100,000............   5.50        5.82             4.51
$100,000 but under $250,000...........   4.50        4.71             3.69
$250,000 but under $500,000...........   3.50        3.63             2.87
$500,000 but under $1,000,000.........   2.50        2.56             2.05


     There is no sales charge on transactions of $1 million or more, purchases that qualify for the Cumulative Purchase Privilege if they total at least $1 million or purchases made pursuant to a Letter of Intent in the minimum amount of $1 million. The Underwriter will pay from its own resources a sales commission to FIC Representatives and a concession equal to 0.90% of the amount invested to Dealers on such purchases. If shares are redeemed within 24 months of purchase a CDSC of 1.00% will be deducted from the redemption proceeds. The CDSC will be applied in the same manner as the CDSC on Class B shares. See "Class B Shares."

     Cumulative Purchase Privilege and Letters of Intent. You may purchase Class A shares of a Fund at a reduced sales charge through the Cumulative Purchase Privilege or by executing a Letter of Intent. For more information, see the SAI, call your Representative or call Shareholder Services at 1-800-423-4026.


     Waivers of Class A Sales  Charges.  Sales  charges on Class A shares do not apply  to:  (1) any  purchase  by an  officer,  director  or  employee  (who has completed the introductory employment period) of Series Fund II, the Underwriter, the Adviser, or their affiliates, by a Representative, or by the spouse, or by the children and grandchildren under the age of 21 of any such person; (2) any purchase by a former officer, director or employee of Series Fund II, the Underwriter, the Adviser, or their affiliates, or by a former FIC Representative, provided they had acted as such for at least five years and had retired or otherwise terminated the relationship in good standing; (3) any reinvestment of dividends or distributions in Class A shares of any Eligible Fund; (4) any reinvestment of Systematic Withdrawal Payment Plan payments in Class A shares of any Eligible Fund; (5) any reinvestment of the loan repayments by a participant in a loan program of any First Investors sponsored qualified retirement plan; (6) a purchase with proceeds from the liquidation of a First Investors Life Variable Annuity Fund A contract, First Investors Life Variable Annuity Fund C contract or First Investors Life Variable Annuity Fund D contract during the one-year period preceding the maturity date of the contract; (7) any purchase made with proceeds from the liquidation of the 1st Fund, 2nd Fund or 3rd Fund of First Investors U.S. Government Plus Fund upon maturity of each Fund and for a period of six month thereafter; (8) any purchase by a participant in a Group Qualified Plan account, as defined under "Retirement Plans," if the purchase is made with the proceeds from a redemption of shares of a fund in another fund group on which either an initial sales charge or a CDSC has been paid; and (9) any purchase in an IRA account if the purchase is made with the proceeds of a distribution from a First Investors Fund under a Group Qualified Plan, as defined under "Retirement Plans." With respects to items (8) and (9) above, if shares are redeemed within 24 months of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds.


     Additionally, policyholders of participating life insurance policies issued by First Investors Life Insurance Company, an affiliate of the Adviser and Underwriter, may elect to invest dividends earned on such policies in Class A shares of a Fund at net asset value, provided the annual dividend is at least $50 and the policyholder has an existing account with the Fund.

     Holders of certain unit trusts ("Unitholders") who have elected to invest the entire amount of cash distributions from either principal, interest income or capital gains or any combination thereof ("Unit Distributions") from the following trusts may invest such Unit Distributions in Class A shares of a Fund at a reduced sales charge. Unitholders of various series of New York Insured Municipals-Income Trust sponsored by Van Kampen Merritt Inc. (the "New York Trust"); Unitholders of various series of the Multistate Tax Exempt Trust sponsored by Advest Inc.; and Unitholders of various series of the Municipal Insured National Trust, J.C. Bradford & Co. as agent, may purchase Class A shares of a Fund with Unit Distributions at an offering price which is the net asset value per share plus a sales charge of 1.5%. Unitholders of various series of tax-exempt trusts, other than the New York Trust, sponsored by Van Kampen Merritt Inc. may purchase Class A shares of a Fund with Unit Distributions at an offering price which is the net asset value per share plus a sales charge of 1.0%. Unitholders may invest in Class A shares of a Fund, other than through the reinvestment of Unit Distributions. Unitholders will be charged the Fund's regular offering price on such purchases. Each Fund's initial minimum investment requirement is waived for purchases of Class A shares with Unit Distributions. Shares of a Fund purchased by Unitholders may be exchanged for Class A shares of any Eligible Fund subject to the terms and conditions set forth under "How to Exchange Shares."

     Retirement Plans. You may invest in shares of a Fund through an IRA, SEP, SARSEP, SIMPLE-IRA or any other retirement plan. Participant-directed plans, such as 401(k) plans, profit sharing and money purchase plans and 403(b) plans, that are subject to Title I of ERISA (each, a "Group Qualified Plan") are entitled to a reduced sales charge provided the number of employees eligible to participate is 99 or less. The sales charge as a percentage of the offering price and net amount invested is 3.00% and 3.09%, respectively, and the concession to dealers as a percentage of the offering price is 2.55%.

     There is no sales charge on purchases through a participant-directed Group Qualified Plan with 100 or more eligible employees. A CDSC of 1.00% will be deducted from the redemption proceeds of such accounts for redemptions made within 24 months of purchase. The CDSC will be applied in the same manner as the CDSC on Class B shares. See "Class B Shares." The Underwriter will pay from its own resources a sales commission to FIC Representatives and a concession equal to 0.90% of the amount invested to Dealers on such purchases. These sales charges will be available regardless of whether the account is registered with the Transfer Agent in the name of the individual participant or the sponsoring employer or plan trustee. A Group Qualified Plan account will be subject to the lower of the sales charge for Group Qualified Plans or the sales charge for the purchase of Fund shares.

     Class B Shares. The public offering price of Class B shares of each Fund is the next determined net asset value, with no initial sales charge imposed. A CDSC, however, is imposed upon most redemptions of Class B shares at the rates set forth below:

                                             Contingent Deferred Sales Charge
     Year Since Purchase                    as a Percentage of Dollars Invested
        Payment Made                              or Redemption Proceeds
     -------------------                    -----------------------------------
     First.................................                  4%
     Second................................                  4
     Third.................................                  3
     Fourth................................                  3
     Fifth.................................                  2
     Sixth.................................                  1
     Seventh and thereafter................                  0

     The CDSC will not be imposed on (1) the redemption of Class B shares acquired as dividends or other distributions, or (2) any increase in the net asset value of redeemed shares above their initial purchase price (in other words, the CDSC will be imposed on the lower of net asset value or purchase price). In determining whether a CDSC is payable on any redemption, it will be assumed that the redemption is made first of any Class B shares acquired as dividends or distributions, second of Class B shares that have been held for a sufficient period of time such that the CDSC no longer is applicable to such shares and finally of Class B shares held longest during the period of time that a CDSC is applicable to such shares. This will result in you paying the lowest possible CDSC.

     As an example, assume an investor purchased 100 shares of Class B shares at $10 per share for a total cost of $1,000 and in the second year after purchase, the net asset value per share is

$12 and, during such time, the investor has acquired 10 additional Class B shares as dividends. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC charge because redemptions are first made of shares acquired through dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4.00% (the applicable rate in the second year after purchase).

     For purposes of determining the CDSC on Class B shares, all purchases made during a calendar month will be deemed to have been made on the first business day of that month at the average cost of all purchases made during that month. The holding period of Class B shares acquired through an exchange with another Eligible Fund will be calculated from the first business day of the month that the Class B shares were initially acquired in the other Eligible Fund. The amount of any CDSC will be paid to FIC. The CDSC imposed on the purchase of Class B shares will be waived under certain circumstances. See "Waivers of CDSC on Class B Shares" in the SAI.

     Conversion of Class B Shares. A shareholder's Class B shares will automatically convert to Class A shares approximately eight years after the date of purchase, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two classes on the first business day of the month following the month in which the eighth anniversary of the purchase of the Class B shares occurs. If a shareholder effects one or more exchanges between Class B shares of the Eligible Funds during the eight-year period, the holding period for the shares so exchanged will commence upon the date of the purchase of the original shares. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted. See "Determination of Net Asset Value."

     Additional Purchases. After you make your first investment in a Fund, you may purchase additional shares of a Fund by mailing a check made payable to FIC, directly to First Investors Corporation, 581 Main Street, Woodbridge, NJ 07095-1198, Attn: Dept. CP. Include your account number on the face of the check. There is no minimum on additional purchases of Fund shares.

     Systematic Investing. Shareholders who have an account with a U.S. bank, or other financial institution that is an Automated Clearing House member, may arrange for automatic investments in a Fund on a systematic basis through First Investors Money Line and through automatic payroll investments. You may also elect to reinvest systematically in Class A or Class B shares of a Fund at net asset value the cash distributions or Systematic Withdrawal Plan payments from the same class of shares of an existing account in another Eligible Fund, including the Money Market Funds. If you wish to participate in any of these systematic investment plans, please call Shareholder Services at 1-800-423-4026 or see the SAI.


     Transfer of Shares. Shareholders may transfer the ownership of their shares in a Fund account to another party. Because the Fund does not offer its shares other than through a broker or dealer, if the party to whom the shares are to be transferred does not have a broker or dealer of record, the Fund reserves the right to liquidate the shares and forward the proceeds to the new accountholder rather than to make the transfer. For more information on how to transfer your Fund shares, call your Representative or call Shareholder Services at 1-800-423-4026.


     General. The Underwriter may at times agree to reallow to Dealers up to an additional 0.25% of the dollar amount of shares of the Funds and/or certain other First Investors Funds sold by such Dealers during a specific period of time. From time to time, the Underwriter also will pay, through additional reallowances or other sources, a bonus or other compensation to Dealers that employ a Dealer Representative who sells a minimum dollar amount of the shares of the Funds and/or certain other First Investors Funds during a specific period of time. Such bonus or other compensation may take the form of reimbursement of certain seminar expenses, co-operative advertising, or payment for travel expenses, including lodging incurred in connection with trips taken by qualifying Dealer Representatives to the Underwriter's principal office in New York City. FIC Representatives generally are more highly compensated for sales of First Investors mutual funds than for sales of other mutual funds.


                             HOW TO EXCHANGE SHARES

     Should your investment needs change, you may exchange, at net asset value, shares of a Fund for shares of any Eligible Fund, including the Money Market Funds. Shares of a particular class may be exchanged only for shares of the same class of another fund. Exchanges can only be made into accounts registered to identical owners. If your exchange is into a new account, it must meet the minimum investment and other requirements of the fund into which the exchange is being made. Additionally, the fund must be available for sale in the state where you reside. Before exchanging Fund shares for shares of another fund, you should read the Prospectus of the fund into which the exchange is to be made. You may obtain Prospectuses and information with respect to which funds qualify for the exchange privilege free of charge by calling Shareholder Services at 1-800-423-4026. Exchange requests received in "good order," as defined below, by the Transfer Agent before the close of regular trading on the NYSE will be processed at the net asset value determined as of the close of regular trading on the NYSE on that day; exchange requests received after that time will be processed on the following trading day.

     Exchanges By Mail. To exchange shares by mail, you should mail requests to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198. Shares will be exchanged after the request is received in "good order" by the Transfer Agent. "Good order" means that an exchange request must include: (1) the names of the funds, account number(s), the dollar amount, number of shares or percentage of the account you wish to exchange; (2) share certificates, if issued; (3) the signature of all registered owners exactly as the account is registered; and (4) signature guarantees, if required (see "How to Redeem Shares-Signature Guarantees"). If the request is not in good order or information is missing, the Transfer Agent will seek additional information from you and process the exchange on the day it receives such information. Certain account registrations may require additional legal documentation in order to exchange. To review these requirements, please call Shareholder Services at 1-800-423-4026.

     Exchanges By Telephone. See "Telephone Transactions."

     Additional Exchange Information. Exchanges should be made for investment purposes only. A pattern of frequent exchanges may be contrary to the best interests of a Fund's other shareholders. Accordingly, each Fund has the right, at its sole discretion, to limit the amount of an exchange, reject any exchange, or, upon 60 days' notice, materially modify or discontinue the exchange privilege. Each Fund will consider all relevant factors in determining whether a particular frequency of exchanges is contrary to the best interests of the Fund and/or a class of the Fund and its other shareholders. Any such restriction will be made by a Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.


                              HOW TO REDEEM SHARES


     You may redeem your Fund shares at the next determined net asset value, less any applicable CDSC, on any day the NYSE is open, directly through the Transfer Agent. Your Representative may help you with this transaction. Shares in a non-retirement account may be redeemed by mail or telephone. Shares in a retirement account may only be redeemed by mail. Certain account registrations may require additional legal documentation in order to redeem. Redemption requests received in "good order" by the Transfer Agent before the close of regular trading on the NYSE, will be processed at the net asset value, less any applicable CDSC, determined as of the close of regular trading on the NYSE on that day. Payment of redemption proceeds generally will be made within seven days. If the shares being redeemed were recently purchased by check, payment may be delayed to verify that the check has been honored, which may take up to fifteen days from date of purchase. Shareholders may not redeem shares by telephone or Electronic Fund Transfer unless the shares being redeemed have been owned for at least 15 days. Redemption checks returned to the Transfer Agent, marked as being undeliverable, by the U.S. Postal Service after two consecutive mailings will be held by the Transfer Agent in a non-interest bearing account. Such funds will remain in the non-interest bearing account until the Transfer Agent is provided with a current address and any required supporting documentation or is required to forfeit the funds to the appropriate state treasury. For a discussion of pricing practices when FIC's Woodbridge offices are unable to open due to an emergency, see the SAI.


     Redemptions By Mail. Written redemption requests should be mailed to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198. For your redemption request to be in good order, you must include:
(1) the name of the Fund; (2) your account number; (3) the dollar amount, number of shares or percentage of the account you want redeemed; (4) share certificates, if issued; (5) the original signatures of all registered owners exactly as the account is registered; and (6) signature guarantees, if required. If your redemption request is not in good order or information is missing, the Transfer Agent will seek additional information and process the redemption on the day it receives such information. To review these requirements, please call Shareholder Services at 1-800-423-4026.

     Signature Guarantees. In order to protect you, the Funds and their agents, each Fund reserves the right to require signature guarantees in order to process certain exchange or redemption requests. See the SAI or call Shareholder Services at 1-800-423-4026 for instances when signature guarantees are required.

     Redemptions By Telephone. See "Telephone Transactions."

     Electronic Fund Transfer. Shareholders who have established Electronic Fund Transfer may have redemption proceeds electronically transferred to a predesignated bank account. Each Fund has the right, at its sole discretion, to limit or terminate your ability to exercise the electronic fund transfer privilege at any time. For additional information, see the SAI. Applications to establish Electronic Fund Transfer are available from your FIC Representative or by calling Shareholder Services at 1-800-423-4026.

     Fund/SERV Redemptions. If there is a Dealer of record on your Fund account, the Fund is authorized to execute electronic redemption requests received directly from this Dealer. Electronic requests may be processed through the services of the NSCC "Fund/SERV" system. Redemption requests received by a Dealer before the close of regular trading on the NYSE and received by FIC at its Woodbridge offices in accordance with NSCC rules and procedures will be executed at the net asset value, less any applicable sales charge, determined at the close of regular trading on the NYSE on that day. It is the responsibility of the Dealer to transmit redemption requests to FIC promptly and accurately. FIC will not be liable for any change in the redemption price due to the failure of FIC to receive such redemption requests. Any such disputes must be settled between you and the Dealer.

     Systematic Withdrawal Plan. If you own noncertificated shares, you may set up a plan for redemptions to be made automatically at regular intervals. See the SAI for more information on the Systematic Withdrawal Plan or call Shareholder Services at 1-800-423-4026.

     Reinvestment after Redemption. If you redeem Class A or Class B shares in your Fund account, you can reinvest within six months from the date of redemption all or any part of the proceeds in shares of the same class of the same Fund or any other Eligible Fund, including the Money Market Funds, at net asset value, on the date the Transfer Agent receives your purchase request. For more information on the reinvestment privilege, see the SAI or call Shareholder Services at 1-800-423-4026.

     Repurchase through Underwriter. You may redeem Fund shares through a Dealer. In this event, the Underwriter, acting as agent for each Fund, will offer to repurchase or accept an offer to sell such shares at a price equal to the net asset value next determined after the making of such offer, less any applicable CDSC. The Dealer may charge you a fee for handling any redemption transaction.

     Redemption of Low Balance Accounts. Because each Fund incurs certain fixed costs in maintaining shareholder accounts, each Fund may redeem without your consent, on at least 60 days' prior written notice (which may appear on your account statement), any Fund account of Class A or Class B shares which has a net asset value of less than $500. To avoid such redemption, you may, during such 60-day period, purchase additional Fund shares of the same class so as to increase your account balance to the required minimum. There will be no CDSC imposed on such redemptions of Class B shares. A Fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value. Accounts established under a Systematic Investment Plan that have been discontinued prior to meeting the $1,000 minimum are subject to this policy.

     Additional information concerning how to redeem shares of a Fund is available upon request to your Representative or Shareholder Services at 1-800-423-4026.

                             TELEPHONE TRANSACTIONS

     Unless you specifically decline to have telephone privileges, you, or any person who we reasonably believe is authorized to act on your behalf, may redeem or exchange noncertificated shares of a Fund by calling the Special Services Department at 1-800-342-6221 weekdays (except holidays) between 9:00 A.M. and 5:00 P.M. (New York City time). Certain accounts, however, are required to complete additional documents in order to activate telephone privileges. Exchange or redemption requests received before the close of regular trading on the NYSE will be processed at the net asset value, less any applicable CDSC, determined as of the close of business on that day. Exchange or redemption requests received after the close of regular trading on the NYSE will be processed the following business day. For more information on telephone privileges, please call Shareholder Services at 1-800-423-4026 or see the SAI.

     Telephone Exchanges. Exchange requests may be made by telephone (for shares held on deposit only). Telephone exchanges to Money Market Funds are not available if your address of record has changed within 60 days prior to the exchange request.


     Telephone Redemptions. The telephone redemption privilege may be used to redeem shares from a non-retirement account provided: (1) the redemption proceeds are being mailed to the address of record or to a predesignated bank account; (2) your address of record has not changed within the past 60 days; (3) the shares to be redeemed have not been issued in certificate form; (4) each redemption does not exceed $50,000; (5) the proceeds of the redemption, together with all redemptions made from the account during the prior 30-day period, do not exceed $100,000; and (6) the shares being redeemed have been owned for at least fifteen days. Telephone redemption instructions will be accepted from any one owner or authorized individual.


     Additional Information. Series Fund II, the Adviser, the Underwriter and their officers, directors and employees will not be liable for any loss, damage, cost or expense arising out of any instruction (or any interpretation of such instruction) received by telephone or which they reasonably believe to be authentic. This policy places the entire risk of loss for unauthorized or fraudulent transactions on the shareholder, except that if the above-referenced parties do not follow reasonable procedures, some or all of them may be liable for any such losses. For more information on telephone transactions see the SAI. The Funds have the right, at their sole discretion, upon 60 days' notice, to materially modify or discontinue the telephone exchange and redemption privilege. During times of drastic economic or market changes, telephone exchanges or redemptions may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, your exchange or redemption request may be made by regular or express mail, and it will be implemented at the next determined net asset value, less any applicable CDSC, following receipt by the Transfer Agent.


                                   MANAGEMENT

     Board of Directors. Series Fund II's Board of Directors, as part of its overall management responsibility, oversees various organizations responsible for each Fund's day-to-day management.

     Adviser. First Investors Management Company, Inc. supervises and manages each Fund's investments, supervises all aspects of each Fund's operations and determines each Fund's portfolio transactions. The Adviser is a New York corporation located at 95 Wall Street, New York, NY 10005. The Adviser presently acts as investment adviser to 14 mutual funds. First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of FIC and the Transfer Agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.


     As compensation for its services, the Adviser receives an annual fee from each of the Funds, which is payable monthly. For the fiscal year ended October 31, 1997, advisory fees, net of waiver for Growth & Income Fund, Mid-Cap Opportunity Fund and Utilities Income Fund were 0.71%, 0.75% and 0.70%, respectively, of each Fund's average daily net assets.

     Prior to January 1, 1998, Wellington Management Company, LLP ("WMC") was the investment subadviser to Growth & Income Fund. For the fiscal year ended October 31, 1997, WMC's fees amount of 0.28% of Growth & Income Fund's average daily net assets, all of which was paid by the Adviser and not by the Fund.


     Each Fund bears all expenses of its operations other than those incurred by the Adviser or Underwriter under the terms of its advisory or underwriting agreements. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.

     Portfolio Managers. Patricia D. Poitra, Director of Equities, has been primarily responsible for the day-to-day management of the Mid-Cap Opportunity Fund since October 1994 and the Utilities Income Fund since early November 1997. Ms. Poitra is assisted by a team of portfolio analysts. Ms. Poitra also is responsible for the management of the Special Situations Fund and the equity portion of the Total Return Fund, series of First Investors Series Fund. In addition, Ms. Poitra is responsible for the management of the Discovery Fund of First Investors Life Series Fund. Ms. Poitra joined FIMCO in 1985 as a Senior Equity Analyst.


     Effective January 1, 1998, Growth & Income Fund will be co-managed by Dennis T. Fitzpatrick and Kimberly Speegle. At that time, Ms. Speegle will join Mr. Fitzpatrick as co-manager of the Blue Chip Fund of First Investors Series Fund, the Blue Chip Fund of First Investors Life Series Fund and the Blue Chip Fund of Executive Investors Trust. Mr. Fitzpatrick joined FIMCO in October 1995 as a Large Cap Analyst. From February 1997 Mr. Fitzpatrick has co-managed the Blue Chip Fund of First Investors Life Series Fund, the Blue Chip Fund of First Investors Series Fund and the Blue Chip Fund of Executive Investors Trust. From July 1995 to October 1995, Mr. Fitzpatrick was a Regional Surety Manager at United States Fidelity & Guaranty Co. and from 1988 to 1995 he was Northeast Surety Manager at American International Group. Ms. Speegle joined FIMCO in August 1997 as an Assistant Portfolio Manager. From March 1997 to August 1997, Ms. Speegle was an Investment Analyst at Sage Asset Management and from 1992 to 1995 she was a Portfolio Manager for the Clark Family.


     Brokerage. Each Fund may allocate brokerage commissions, if any, to broker-dealers in consideration of Fund share distribution, but only when execution and price are comparable to that offered by other broker-dealers. See the SAI for more information on allocation of portfolio brokerage.

     Underwriter. Series Fund II has entered into an Underwriting Agreement with First Investors Corporation, 95 Wall Street, New York, NY 10005, as Underwriter. The Underwriter receives all sales charges in connection with the sale of each Fund's Class A shares and all contingent deferred sales charges in connection with each Fund's Class B shares and may receive payments under a plan of distribution. See "How to Buy Shares" and "Distribution Plans."


                               DISTRIBUTION PLANS

     Pursuant to separate distribution plans pertaining to each Fund's Class A and Class B shares ("Class A Plan" or "Class B Plan," and collectively, "Plans"), each Fund is authorized to compensate the Underwriter for certain expenses incurred in the distribution of that Fund's shares ("distribution fees") and the servicing or maintenance of existing Fund shareholder accounts ("service fees"). Pursuant to the Plans, distribution fees are paid for activities relating to the distribution of Fund shares, including costs of printing and dissemination of sales material or literature, prospectuses and reports used in connection with the sale of Fund shares. Service fees are paid for the ongoing maintenance and servicing of existing shareholder accounts, including payments to Representatives who provide shareholder liaison services to their customers who are holders of that Fund, provided they meet certain criteria.

     Pursuant to the Class A Plan, each Fund is authorized to pay the Underwriter a distribution fee at the annual rate of 0.05% of that Fund's average daily net assets attributable to Class A shares and a service fee of 0.25% of that Fund's average daily net assets attributable to Class A shares. Pursuant to the Class B Plan, each Fund is authorized to pay the Underwriter a distribution fee at the annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares and a service fee of 0.25% of that Fund's average daily net assets attributable to Class B shares. Payments made to the Underwriter under the Plans represent compensation for distribution and service activities, not reimbursement for specific expenses incurred.

     Although  Class B shares  are sold  without an initial  sales  charge,  the
Underwriter pays from its own resources a sales commission to FIC Representatives and a concession equal to 3.5% of the amount invested to Dealers who sell Class B shares. In addition, the Underwriter will make quarterly payments of service fees to Representatives commencing after the thirteenth month following the initial sale of Class B shares. The Underwriter will make such payments at an annual rate of up to 0.25% of the average net asset value of Class B shares which are attributable to shareholders for whom the Representatives are designated as dealer of record.

     The Funds may suspend or modify payments under the Plans at any time, and payments are subject to the continuation of each Plan, the terms of any dealer agreements between Dealers and the Underwriter and any applicable limits imposed by the National Association of Securities Dealers, Inc. Each Fund will not carry over any fees under the Plans to the next fiscal year. See "Distribution Plans" in the SAI for a full discussion of the various Plans.


                        DETERMINATION OF NET ASSET VALUE

     The net asset value of each Fund's shares fluctuates and is determined separately for each class of shares. The net asset value of shares of a given class of each Fund is determined as of the close of regular trading on the NYSE (generally 4:00 P.M., New York City time) on each day the NYSE is open for trading, and at such other times as the Board of Directors deems necessary, by dividing the market value of the securities held by such Fund, plus any cash and other assets, less all liabilities attributable to that class, by the number of shares of the applicable class outstanding. If there is no available market value, securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Directors. Expenses (other than 12b-1 fees and certain other class expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. The per share net asset value of the Class B shares will generally be lower than that of the Class A shares because of the higher expenses borne by the Class B shares. The NYSE currently observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                        DIVIDENDS AND OTHER DISTRIBUTIONS

     Dividends from net investment income are generally declared and paid quarterly by Growth & Income Fund and Utilities Income Fund and annually by Mid-Cap Opportunity Fund. Unless you direct the Transfer Agent otherwise, dividends declared on a class of shares of a Fund are paid in additional shares of that class at the net asset value generally determined as of the close of business on the business day immediately following the record date of the dividend. Net investment income includes interest, earned discount, dividends and other income earned on portfolio securities less expenses.

     Each Fund also distributes with its regular dividend at the end of each year substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net short-term capital gain, if any, after deducting any available capital loss carryovers and, for Growth & Income Fund, any net realized gains from foreign currency transactions. Unless you direct the Transfer Agent otherwise, these distributions are paid in additional shares of the same class of the distributing Fund at the net asset value generally determined as of the close of business on the business day immediately following the record date of the distribution. A Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

     Dividends and other distributions paid on both classes of a Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of a Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses.

     In order to be eligible to receive a dividend or other distribution, you must own Fund shares as of the close of business on the record date of the distribution. You may elect to receive dividends and/or other distributions in cash by notifying the Transfer Agent by telephone or in writing prior to the record date of any such distribution. If you elect this form of payment, the payment date generally is two weeks following the record date of any such distribution. Your election remains in effect until you revoke it by written notice to the Transfer Agent.

     You may elect to invest the entire amount of any cash distribution on Class A shares in shares of the same class of any Eligible Fund, including the Money Market Funds, by notifying the Transfer Agent. See the SAI or call Shareholder Services at 1-800-423-4026 for more information. The investment will be made at the net asset value per share of the other fund, generally determined as of the close of business, on the business day immediately following the record date of any such distribution.

     A dividend or other distribution paid on a class of shares of a Fund will be paid in additional shares of that class and not in cash if any of the following events occurs: (1) the total amount of the distribution is under $5,
(2) the Fund has received notice of your death on an individual account (until written alternate payment instructions and other necessary documents are provided by your legal representative), or (3) a distribution check is returned to the Transfer Agent, marked as being undeliverable, by the U.S. Postal Service after two consecutive mailings. With respect to (3) above, no interest will be earned on dividend or distribution checks during the period prior to their reinvestment.


                                      TAXES


     Each Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, for Growth & Income Fund, net gains from certain foreign currency transactions) and net capital gain that it distributes to its shareholders.

     Dividends from a Fund's investment company taxable income are taxable to you as ordinary income, to the extent of the Fund's earnings and profits, whether paid in cash or in additional Fund shares. Distributions of a Fund's net capital gain, when designated as such, are taxable to you as long-term capital gain, whether paid in cash or in additional Fund shares, regardless of the length of time you have owned your shares. Under the Taxpayer Relief Act of 1997, different maximum tax rates apply to an individual's net capital gain depending on the individual's holding period and marginal rate of federal income tax - generally, 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months. Pursuant to an Internal Revenue Service notice, each Fund may divide each net capital gain distribution into a 28% rate gain distribution and a 20% rate gain distribution (in accordance with the Fund's holding periods for the securities it sold that generated the distributed gain) and its shareholders must treat those portions accordingly.

     If you purchase shares shortly before the record date for a dividend or other distribution, you will pay full price for the shares and receive some portion of the price back as a taxable distribution. You will receive an annual statement following the end of each calendar year describing the tax status of distributions paid by your Fund during that year. The information regarding capital gain distributions will designate the portions thereof subject to the different maximum rates of tax applicable to individuals' net capital gain indicated above.


     Each Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to you (if you are an individual or certain other non-corporate shareholder) if the Fund is not furnished with your correct taxpayer identification number, and that percentage of dividends and such distributions in certain other circumstances.

     Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis for the redeemed shares (which normally includes any initial sales charge paid on Class A shares). An exchange of Fund shares for shares of an Eligible Fund generally will have similar tax consequences. However, special tax rules apply when a shareholder (1) disposes of Class A shares through a redemption or exchange within 90 days of purchase and (2) subsequently acquires Class A shares of an Eligible Fund without paying a sales charge due to the reinvestment privilege or exchange privilege. In these cases, any gain on the disposition of the original Class A shares will be increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the basis of the Eligible Fund's shares subsequently acquired. In addition, if you purchase Fund shares within 30 days before or after redeeming other shares of that Fund (regardless of class) at a loss, all or a portion of the loss will not be deductible and will increase the basis of the newly purchased shares. No gain or loss will be recognized to a shareholder as a result of a conversion of Class B shares into Class A shares.

     The foregoing is only a summary of some of the important Federal tax considerations generally affecting each Fund and its shareholders; see the SAI for a further discussion. There may be other Federal, state and local tax considerations applicable to a particular investor. You therefore are urged to consult you own tax adviser.


                             PERFORMANCE INFORMATION

     For purposes of advertising, each Fund's performance may be calculated for each class of its shares based on average annual total return and total return. Each of these figures reflects past performance and does not necessarily indicate future results. Average annual total return shows the average annual percentage change in an assumed $1,000 investment. It reflects the hypothetical annually compounded return that would have produced the same total return if a Fund's performance had been constant over the entire period. Because average annual total return tends to smooth out variations in a Fund's return, you should recognize that it is not the same as actual year-by-year results. Average annual total return includes the effect of paying the maximum sales charge (in the case of Class A shares) or the deduction of any applicable CDSC (in the case of Class B shares) and payment of dividends and other distributions in additional shares. One, five and ten year periods will be shown unless the class has been in existence for a shorter period. Total return is computed using the same calculations as average annual total return. However, the rate expressed is the percentage change from the initial $1,000 invested to the value of the investment at the end of the stated period. Total return calculations assume reinvestment of dividends and other distributions.

     Each of the above performance calculations may be based on investment at reduced sales charge levels or at net asset value. Any quotation of performance figures not reflecting the maximum sales charge or CDSC will be greater than if the maximum sales charge or CDSC were used. Each class of shares of a Fund has different expenses which will affect its performance. Additional performance information is contained in the Funds' Annual Report which may be obtained without charge by contacting the Funds at 1-800-423-4026.


                               GENERAL INFORMATION

     Organization. Series Fund II is a Maryland corporation organized on April 1, 1992. Series Fund II is authorized to issue 400 million shares of common stock, $0.001 par value, in such separate and distinct series and classes of shares as Series Fund II's Board of Directors shall from time to time establish. The shares of common stock of Series Fund II are presently divided into three separate and distinct series, each having two classes, designated Class A shares and Class B shares. Each class of a Fund represents interests in the same assets of that Fund. Series Fund II does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of Series Fund II's outstanding shares, the Board of Directors will call a special meeting of shareholders for any purpose, including the removal of Directors. Each share of each Fund has equal voting rights except as noted above. Prior to December 31, 1997, Mid-Cap Opportunity Fund was called U.S.A. Mid-Cap Opportunity Fund and prior to February 15, 1996, it was called Made In The U.S.A. Fund.


     Custodian. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund and may employ foreign sub-custodians to provide custody of Growth & Income Fund's foreign assets.

     Transfer Agent. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer and dividend disbursing agent for each Fund and as redemption agent for regular redemptions. The Transfer Agent's telephone number is 1-800-423-4026.

     Share Certificates. The Funds do not issue certificates for Class B shares or for Class A shares purchased under any retirement account. The Funds, however, will issue share certificates for Class A shares at the shareholder's request. Ownership of shares of each Fund is recorded on a stock register by the Transfer Agent and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

     Confirmations and Statements. You will receive confirmations of purchases and redemptions of shares of a Fund. Generally, confirmation statements will be sent to you following a transaction in the account, including payment of a dividend or capital gain distribution in additional shares or cash. However, systematic investments made through First Investors Money Line or automatic payroll deductions will only be confirmed in your monthly or quarterly statement, showing all transactions occurring during the period.

     Shareholder Inquiries. Shareholder inquiries can be made by calling Shareholder Services at 1-800-423-4026.

     Annual and Semi-Annual Reports to Shareholders. It is each Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested in writing or by telephone by any shareholder.

TABLE OF CONTENTS
================================================================================

Fee Table.................................................................... 2
Financial Highlights......................................................... 4
Investment Objectives and Policies........................................... 8
Alternative Purchase Plans...................................................15
How to Buy Shares............................................................16
How to Exchange Shares.......................................................21
How to Redeem Shares.........................................................22
Telephone Transactions.......................................................24
Management...................................................................24
Distribution Plans...........................................................26
Determination of Net Asset Value.............................................26
Dividends and Other Distributions............................................27
Taxes........................................................................28
Performance Information......................................................29
General Information..........................................................29

Investment Adviser                             Transfer Agent
First Investors Management                     Administrative Data
  Company, Inc.                                  Management Corp
95 Wall Street                                 581 Main Street
New York, NY  10005                            Woodbridge, NJ  07095-1198

Underwriter                                    Custodian
First Investors Corporation                    The Bank of New York
95 Wall Street                                 48 Wall Street
New York, NY  10005                            New York, NY  10286

Legal Counsel                                  Auditors
Kirkpatrick & Lockhart LLP                     Tait, Weller & Baker
1800 Massachusetts                             Two Penn Center Plaza
  Avenue, N.W.                                 Philadelphia, PA  19102-1707
Washington, D.C.  20036

This Prospectus is intended to constitute an offer by Series Fund II only of the securities of which it is the issuer and is not intended to constitute an offer by any Fund of the securities of any other Fund whose securities are also offered by this Prospectus. No Fund intends to make any representation as to the accuracy or completeness of the disclosure in this Prospectus relating to any other Fund. No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representation must not be relied upon as having been authorized by Series Fund II, First Investors Corporation, or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the shares offered hereby in any state to any person to whom it is unlawful to make such offer in such state.

First Investors
Series Fund II, Inc.

---------------------------


Growth & Income Fund
Mid-Cap Opportunity Fund
Utilities Income Fund


---------------------------


Prospectus

----------------------------


December 31, 1997


First Investors Logo

Logo is described as follows: the arabic numeral one separated into seven vertical segments followed by the words "First Investors."

Verticle line from top to bottom in center of page about 1/2 inch in thickness

The following language appears on the lefthand side:

FIRST INVESTORS SERIES FUND II, INC
95 WALL STREET
NEW YORK, NY 10005

First Investors Logo (as described above)
A MEMBER OF THE
FIRST INVESTORS
FINANCIAL NETWORK

The following appears on the bottom lefthand side:

FISF 005

FIRST INVESTORS SERIES FUND II, INC.
     Growth & Income Fund
     Mid-Cap Opportunity Fund
     Utilities Income Fund

95 Wall Street                                                    1-800-423-4026
New York, New York  10005


                       Statement of Additional Information
                             dated December 31, 1997


     This is a Statement of Additional Information ("SAI") for First Investors Series Fund II, Inc. ("Series Fund II"), an open-end diversified management investment company. Series Fund II offers three separate series, each of which has different investment objectives and policies: First Investors Growth & Income Fund, First Investors Mid-Cap Opportunity Fund and First Investors Utilities Income Fund (each, a "Fund"). The investment objective of each Fund is as follows:

     Growth & Income Fund seeks long-term growth of capital and current income.


     Mid-Cap Opportunity Fund seeks long-term capital growth. Prior to December 31, 1997, the Fund was known as U.S.A. Mid-Cap Opportunity Fund and prior to February 15, 1996, the Fund was known as Made In The U.S.A. Fund.


     Utilities Income Fund primarily seeks high current income. Long-term capital appreciation is a secondary objective.

     There can be no assurance that any Fund will achieve its investment objective.


     This SAI is not a prospectus. It should be read in conjunction with the Funds' Prospectus dated December 31, 1997 which may be obtained free of cost from the Funds at the address or telephone number noted above.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Investment Policies......................................................    3
Hedging and Option Income Strategies.....................................   10
Investment Restrictions..................................................   18
Directors and Officers...................................................   23
Management...............................................................   25
Underwriter..............................................................   27
Distribution Plans.......................................................   28
Determination of Net Asset Value.........................................   29
Allocation of Portfolio Brokerage........................................   30
Reduced Sales Charges, Additional Exchange and
  Redemption Information and Other Services..............................   31
Taxes....................................................................   40
Performance Information..................................................   42
General Information......................................................   46
Appendix A...............................................................   47
Appendix B...............................................................   49
Appendix C...............................................................   50
Appendix D...............................................................   52
Financial Statements.....................................................   58

                               INVESTMENT POLICIES

     American Depository Receipts. American Depository Receipts ("ADRs") may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States.

     Bankers'  Acceptances.  Each  Fund  may  invest  in  bankers'  acceptances.
Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     Certificates of Deposit. Each Fund may invest in bank certificates of deposit ("CDs") subject to the restrictions set forth in the Prospectus. The Federal Deposit Insurance Corporation is an agency of the U.S. Government which insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association.

     Convertible Securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. First Investors Management Company, Inc. ("FIMCO" or "Adviser") will decide to invest based upon a fundamental analysis of the long-term attractiveness of the issuer and the underlying common stock, the evaluation of the relative attractiveness of the current price of the underlying common stock, and the judgment of the value of the convertible security relative to the common stock at current prices.


     High Yield Convertible Securities-Risk Factors. High yield, high risk securities (commonly referred to as "junk bonds"), are subject to certain risks that may not be present with investments of higher grade securities. These risks also apply to lower-rated and certain unrated convertible securities ("High Yield Convertible Securities").

          Effect of Interest Rate and Economic Changes. Debt obligations, including convertible debt securities, rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds" are speculative and generally involve a higher risk or loss of principal and income than higher-rated securities. The prices of High Yield Convertible Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Convertible Securities and thus in Growth & Income Fund's net asset value. A strong economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Convertible Securities. In these circumstances, highly leveraged companies might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities and thus the Fund's net asset value. Further, if the issuer of a security owned by the Fund defaults, the Fund might incur additional expenses to seek recovery.

          Generally, when interest rates rise, the value of fixed rate debt obligations, including High Yield Convertible Securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a High Yield Convertible Security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if the Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for the Fund. While it is impossible to protect entirely against this risk, diversification of the Fund's portfolio and the Adviser's careful analysis of prospective portfolio securities should minimize the impact of a decrease in value of a particular security or group of securities in the Fund's portfolio.

          The High Yield Securities Market. The market for below investment grade bonds expanded rapidly in recent years and its growth paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income streams that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines in the below investment grade market will not reoccur. The market for below investment grade bonds generally is thinner and less active than that for higher quality bonds, which may limit the Fund's ability to sell such securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

          Credit Ratings. The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Convertible Securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value. Although the Adviser considers ratings of recognized rating services such as Moody's and S&P, the Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings.

          Liquidity and Valuation. Lower-rated bonds are typically traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of High Yield Convertible Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many High Yield Convertible Securities may not be as liquid as higher-grade bonds. A less active and thinner market for High Yield Convertible Securities than that available for higher quality securities may result in more volatile valuations of the Fund's holdings and more difficulty in executing trades at favorable prices during unsettled market conditions.

          The ability of the Fund to value or sell High Yield Convertible Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of the Board of Directors to value High Yield Convertible Securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a High Yield Convertible Security, whether or not such perceptions are based on a fundamental analysis.

          Legislation. Provisions of the Revenue Reconciliation Act of 1989 limit a corporate issuer's deduction for a portion of the original issue discount on "high yield discount" obligations (including certain pay-in-kind securities). This limitation could have a materially adverse impact on the market for certain High Yield Convertible Securities. From time to time, legislators and regulators have proposed other legislation that would limit the use of high yield debt securities in leveraged buyouts, mergers and acquisitions. It is not certain whether such proposals, which also could adversely affect High Yield Convertible Securities, will be enacted into law.


     Loans of Portfolio Securities. Growth & Income Fund and Utilities Income Fund may loan securities to qualified broker-dealers or other institutional investors provided: the borrower pledges to a Fund and agrees to maintain at all times with the Fund collateral equal to not less than 100% of the value of the securities loaned (plus accrued interest or dividend, if any); the loan is terminable at will by the Fund; the Fund pays only reasonable custodian fees in connection with the loan; and the Adviser monitors the creditworthiness of the borrower throughout the life of the loan. Such loans may be terminated by a Fund at any time and the Fund may vote the proxies if a material event affecting the investment is to occur. The market risk applicable to any security loaned remains a risk of the Fund. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. A Fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral.

     Mortgage-Backed Securities. Each Fund may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgage loans. Each of the certificates described below is characterized by monthly payments to the security holder, reflecting the monthly payments made by the mortgagees of the underlying mortgage loans. The payments to the security holders (such as a Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as twenty to thirty years, the borrowers can, and typically do, repay them sooner. Thus, the security holders frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payments. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. Thus, in times of declining interest rates, some higher yielding mortgages might be repaid resulting in larger cash payments to a Fund, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.

     Interest rate fluctuations may significantly alter the average maturity of mortgage-backed securities, due to the level of refinancing by homeowners. When interest rates rise, prepayments often drop, which should increase the average maturity of the mortgage-backed security. Conversely, when interest rates fall, prepayments often rise, which should decrease the average maturity of the mortgage-backed security.

          GNMA Certificates. Government National Mortgage Association ("GNMA") certificates ("GNMA Certificates") are mortgage-backed securities, which evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Fund purchase are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

          GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA"), or guaranteed by the Department of Veteran Affairs ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

          Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before maturity of the mortgages in the pool. A Fund normally will not distribute principal payments (whether regular or prepaid) to its shareholders. Rather, it will invest such payments in additional mortgage-backed securities of the types described above. Interest received by the Fund will, however, be distributed to shareholders. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

          Yield Characteristics of GNMA Certificates. The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

          FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool.

          FNMA Securities. The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal.

     Risk of foreclosure of the underlying mortgages is greater with FHLMC and FNMA securities because, unlike GNMA Certificates, FHLMC and FNMA securities are not guaranteed by the full faith and credit of the U.S. Government.

     Repurchase Agreements. A repurchase agreement essentially is a short-term collateralized loan. The lender (a Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price. The borrower simultaneously agrees to repurchase that same security at a higher price on a future date (which typically is the next business day). The difference between the purchase price and the repurchase price effectively constitutes the payment of interest. In a standard repurchase agreement, the securities which serve as collateral are transferred to a Fund's custodian bank. In a "tri-party" repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller. In a "quad-party" repurchase agreement, the Fund's custodian bank also is made a party to the agreement. Although each Fund may enter into repurchase agreements with banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities, the Funds currently do not intend to do so. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements with more than one year in time to maturity. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. Each Fund will always receive, as collateral, securities whose market value, including accrued interest, which will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. No Fund may enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of such Fund's net assets would be invested in such repurchase agreements and other illiquid investments.

     Restricted Securities and Illiquid Investments. No Fund will purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy includes foreign issuers' unlisted securities with a limited trading market and repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), which the Board of Directors or the Adviser has determined under Board-approved guidelines are liquid.

     Restricted securities which are illiquid may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Such securities include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be subject to this 15% limit. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

     In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund might be unable to dispose of such securities promptly or at reasonable prices.

     Over-the-counter ("OTC") options and their underlying collateral are also considered illiquid investments. Growth & Income Fund and Mid-Cap Opportunity Fund may not invest in options. While Utilities Income Fund has no intention of investing in options in the coming year, if it did, the assets used as cover for OTC options written by the Fund would not be considered illiquid unless the OTC options are sold to qualified dealers who agree that a Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option

     Warrants. Each Fund may purchase warrants, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration. There is a greater risk that warrants might drop in value at a faster rate than the underlying stock. Each Fund's investments in warrants and stock rights will be limited to 5% of its total assets, of which no more than 2% may not be listed on the New York or American Stock Exchange.

     When-Issued Securities. Growth & Income Fund and Utilities Income Fund may invest up to 10%, and Mid-Cap Opportunity Fund may invest up to 5%, of each of its net assets in securities issued on a when-issued or delayed delivery basis at the time the purchase is made. A Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when a Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by the Fund on a when-issued basis may result in the Fund's incurring a loss or missing an opportunity to make an alternative investment. When a Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account with its custodian consisting of cash or liquid high-grade debt securities equal to the amount of the Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of the Fund's commitment, the Fund will be required to deposit additional cash or qualified securities into the account until equal to the value of the Fund's commitment. When the securities to be purchased are issued, a Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities a Fund is committed to purchase. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.

     Zero Coupon and Pay-In-Kind Securities. Although there is no intention to do so in the foreseeable future, Mid-Cap Opportunity Fund and Utilities Income Fund may each invest in zero coupon and pay-in-kind securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay interest through the issuance of additional securities. The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities and the "interest" on pay-in-kind securities must be included in a Fund's income. Thus, to continue to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax on undistributed income, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. See "Taxes." These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Each Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.


     Portfolio Turnover. Although each Fund generally will not invest for short-term trading purposes, portfolio securities may be sold from time to time without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage."


     For the fiscal year ended October 31, 1996, the portfolio turnover rate for Growth & Income Fund and Utilities Income Fund was 25% and 38%, respectively. Mid-Cap Opportunity Fund had an increase in trading activity in 1996 because the Adviser restructured the Fund's portfolio after the change in certain investment policies resulting from the change of its name from Made In The U.S.A. Fund to U.S.A. Mid-Cap Opportunity Fund. This resulted in a portfolio turnover rate of 118% for the Fund for the fiscal year ended October 31, 1996.


     For the fiscal year ended October 31, 1997, the portfolio turnover rate for Growth & Income Fund, Mid-Cap Opportunity Fund and Utilities Income Fund was 28%, 90% and 60%, respectively. The Adviser does not anticipate that the portfolio turnover rate for Mid-Cap Opportunity Fund will be over 100% for its current fiscal year.


                      HEDGING AND OPTION INCOME STRATEGIES


Utilities Income Fund - Options and Futures Contracts

     Although it does not intend to engage in these strategies in the coming year, Utilities Income Fund may purchase and sell futures contracts and options on futures contracts to hedge its portfolio and may purchase and sell options on securities and indices to enhance income. The instruments described below are sometimes referred to collectively as "Hedging Instruments" and are defined in Appendix C. Certain special characteristics of and risks associated with using Hedging Instruments are discussed below. In addition to the investment guidelines (described below) adopted by the Board of Directors to govern the Fund's investments in Hedging Instruments, use of these instruments is subject to the applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which options and futures contracts are traded and the Commodities Futures Trading Commission ("CFTC"). In addition, the Fund's ability to use Hedging Instruments will be limited by tax considerations. See "Taxes."

     Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Adviser's prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. The Fund might not employ any of the strategies described below, and there can be no assurance that any strategy will succeed. The use of these strategies involve certain special risks, including (1)
dependence on the Adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options, futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (4) the possible absence of a liquid secondary market for any particular instrument at any time.

     The Fund may buy and sell put and call options on indices and securities that are traded on national securities exchanges or in the OTC market to enhance income or to hedge the Fund's portfolio. The Fund also may write put and covered call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Fund also may purchase put and call options to offset previously written put and call options of the same series. The Fund also may write put and call options to offset previously purchased put and call options of the same series. Other than to effect closing transactions, the Fund will write only covered call options, including options on futures contracts.

     The Fund may buy and sell financial futures contracts and options thereon that are traded on a commodities exchange or board of trade for hedging purposes. These futures contracts and related options may be on indices of equity or debt securities, financial indices or debt securities. However, as a non-fundamental policy, Series Fund II has undertaken to a certain state securities commission that the Fund will not purchase interest rate futures contracts or options thereon.

     Cover for Hedging and Option Income Strategies. The Fund will not use leverage in its hedging and option income strategies. The Fund will not write options or purchase or sell futures contracts unless it owns either (1) an offsetting ("covered") position in securities, or other options or futures contracts or (2) cash and/or other liquid assets with a value sufficient at all times to cover its potential obligations. The Fund will comply with guidelines established by the SEC with respect to coverage of such instruments by mutual funds and, if required, will set aside cash and/or liquid assets in a segregated account with its custodian in the prescribed amount. Securities or other options or futures positions used for cover and securities held in a segregated account cannot be sold or closed out while the hedging or option income strategy is outstanding unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Options Strategies. The Fund may purchase call options on securities that the Adviser intends to include in the Fund's portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the Fund's potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium. The Fund may purchase put options in order to hedge against a decline in the market value of securities held in its portfolio. The put option enables the Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put option may be sold.

     The Fund may write covered call options on securities to increase income in the form of premiums received from the purchasers of the options. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, the Fund will write covered call options on securities generally when the Adviser believes that the premium received by the Fund, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security. The strategy may be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Fund will be obligated to sell the security at less than its market value. The Fund gives up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding. Such securities may also be considered illiquid in the case of OTC options written by the Fund and therefore subject to investment restrictions. See "Restricted Securities and Illiquid Investments." In addition, the Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the securities' current market value).

     The Fund may purchase put and call options and write covered call options on indices in much the same manner as the more traditional equity and debt options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns relative values to the securities included in the index and fluctuates with changes in such values. Index options operate in the same way as the more traditional equity or debt options, except that settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which the Fund invests.

     The Fund may write put options on securities or on an index. A put option on a security gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. A written put option on an index is similar to a written put option on a security except that, on exercise, the writer pays the buyer a settlement payment in cash equal to the difference between the exercise price and the value of the index. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. The Fund may write put options in circumstances when the Adviser believes that the market price of the securities will not decline below the exercise price less the premiums received. If the put option is not exercised, the Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received, in which case the Fund would expect to suffer a loss.

     Currently, many options on equity securities are exchange-traded, whereas options on debt securities are primarily traded on the OTC market.
Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the opposite party with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option or otherwise perform its obligations with respect to an index option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

     Options Guidelines. In view of the risks involved in using options, the Board of Directors has adopted non-fundamental investment guidelines to govern the Fund's use of options that may be modified by the Board without shareholder vote: (1) options will be purchased or written only when the Adviser believes that there exists a liquid secondary market in such options; and (2) the Fund may not purchase a put or call option if the value of the option's premium, when aggregated with the premiums on all other options held by the Fund, exceeds 5% of the Fund's total assets. However, this does not limit the amount of the Fund's assets at risk to 5%.

     Special Characteristics and Risks of Options Trading. The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If the Fund wishes to terminate its obligation to sell securities under a call option it has written, the Fund may purchase a call option of the same series (that is, a call option identical in its terms to the call option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, the Fund may write an option of the same series, as the option held; this is known as a closing sale transaction. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.

     The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index and general market conditions. For this reason, the successful use of options depends upon the Adviser's ability to forecast the direction of price fluctuations in the underlying securities or, in the case of index options, fluctuations in the market sector represented by the index selected.

     Options normally have expiration dates of up to nine months. Unless an option purchased by the Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid and any transaction costs.

     A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although the Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Fund will enter into OTC options only with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with the Fund, there is no assurance that the

Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the opposite party, the Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a covered position or segregate assets with respect to any call option it writes, the Fund may not sell the underlying assets used to cover an option during the period it is obligated under the option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

     Index options are settled exclusively in cash. If the Fund purchases an option on an index, the option is settled based on the closing value of the index on the exercise date. Thus, a holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. For example, in the case of a call option, if such a change causes the closing index value to fall below the exercise price of the option on the index, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option.

     The Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, the Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

     Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell futures contracts and options on futures contracts to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests. The Fund may sell index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Fund's portfolio. To the extent that a portion of the Fund's portfolio correlates with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. The Fund may purchase an index futures contract if a significant market or market sector advance is anticipated. Such a purchase would serve as a temporary substitute for the purchase of individual securities, which securities may then be purchased in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that the Fund intends to purchase. A rise in the price of the securities should be partially or wholly offset by gains in the futures position.

     The Fund may purchase a call option on an index future to hedge against a market advance in securities that the Fund plans to purchase at a future date. The Fund may also write put options on an index futures contract as a partial hedge against a market advance in securities the Fund plans to purchase at a future date. The Fund may write call options on index futures as a partial hedge against a decline in the prices of stocks held in the Fund's portfolio. The Fund also may purchase put options on index futures contracts.

     The Fund may use interest rate futures contracts and options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates. The Fund may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of those securities because a rise in the price of the securities prior to their purchase may either be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt securities may result in a corresponding decrease in the value of the futures position. The Fund may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in the market value of that security that would accompany an increase in interest rates.

     The Fund may purchase a call option on an interest rate futures contract to hedge against a market advance in debt securities that the Fund plans to acquire at a future date. The seller may also write a put option on an interest rate futures contract as a partial hedge against a market advance in debt securities that the Fund plans to acquire at a future date. The Fund also may write covered call options on interest rate futures contracts as a partial hedge against a decline in the price of debt securities held in the Fund's portfolio or purchase put options on interest rate futures contracts in order to hedge against a decline in the value of debt securities held in the Fund's portfolio. Series Fund II, on behalf of the Fund, has undertaken to a certain state securities commission that the Fund will not purchase interest rate futures contracts or options thereon.

     Futures Guidelines. The Board of Directors has adopted non-fundamental investment guidelines to govern the Fund's use of such investments that may be modified by the Board without shareholder vote. In the event that the Fund enters into futures contracts or options thereon other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the in-the-money amount for options that are in-the-money at the time of purchase) will not exceed 5% of the Fund's net assets. This does not limit the Fund's assets at risk to 5%. The value of all futures sold will not exceed the total market value of the Fund's portfolio.

     Special Characteristics and Risks of Futures Trading. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, the Fund is required to deposit an amount of cash or U.S. Government securities generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to the Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin deposit. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of the Fund's obligation to or from a clearing organization. The Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

     Purchasers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing, respectively, a futures position or options position with the same terms as the position or option purchased or sold. Positions in futures contracts and options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures or options.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Fund to close a position and, in the event of adverse price movements the Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts or options have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract or option. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

     Successful use by the Fund of futures contracts and related options will depend upon the Adviser's ability to predict movements in the direction of the overall securities and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument but to the anticipated levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract or related option will not correlate with the movements in prices of the securities being hedged. In addition, if the Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market. Consequently, the Fund may need to sell assets at a time when such sales are disadvantageous to the Fund. If the price of the futures contract or related option moves more than the price of the underlying securities, the Fund will experience either a loss or a gain on the futures contract or related option that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position or related option and the securities being hedged, movements in the prices of futures contracts and related options may not correlate perfectly with movements in the prices of the hedged securities because of price distortions in the futures market. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts or related options over the short term.

     Positions in futures contracts and related options may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts or related options. Although the Fund intends to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be a liquid secondary market, there is no assurance that such a market will exist for any particular futures contract or option at any particular time. In such event, it may not be possible to close a futures or option position and, in the event of adverse price movements, the Fund would continue to be required to make variation margin payments.

     Like options on securities, options on futures contracts have a limited life. A purchased option that expires unexercised has no value.

     Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on a futures contract, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying stock index or the value of the securities being hedged.

     The Fund's activities in the futures and related options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, the Fund also may save on commissions by using futures and related options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

Growth & Income Fund - Forward Currency Contracts

     Although it does not intend to do so in the coming year, Growth & Income Fund may use forward currency contracts to protect against uncertainty in the level of future foreign currency exchange rates. The Fund will not speculate with forward currency contracts or foreign currency exchange rates.

     The Fund may enter into forward currency contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market and bear the expense of such purchase if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs. Unless the Fund's obligations under a forward contract are covered with positions in securities, currencies or other forward contracts, the Fund will enter into a forward contract only if the Fund maintains cash or liquid assets in a segregated account in an amount not less than the value of the Fund's total assets committed to the consummation of the contract, as marked to market daily.

     At or before the maturity date of a forward contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract. There can be no assurance that the Fund will be able to enter into new or offsetting forward currency contracts. Forward currency contracts also involve a risk that the other party to the contract may fail to deliver currency or pay for currency when due, which could result in substantial losses to the Fund. The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.


                             INVESTMENT RESTRICTIONS

     The investment restrictions set forth below have been adopted by the respective Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund, voting separately from any other series of Series Fund
II. As provided in the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a particular Fund's assets or the assets of Series Fund II as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by each Fund at the time it purchases any security.

     Growth & Income Fund. Growth & Income Fund will not:

     (1) Issue senior securities or borrow money, except that the Fund may borrow money from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its net assets (not including the amount borrowed).

     (2) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, more than 5% of such assets would then be invested in securities of a single issuer.

     (3) With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).

     (4) Pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with paragraph (1) above, provided the Fund maintains asset coverage of at least 300% for all such borrowings.

     (5) Buy or sell commodities or commodity contracts, or real estate or interests in real estate, except that the Fund may purchase and sell securities that are secured by real estate, securities of companies which invest or deal in real estate, and interests in real estate investment trusts.

     (6) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     (7) Make loans, except loans of portfolio securities and repurchase agreements.

     The following investment restrictions are not fundamental and may be changed without shareholder approval. The Fund will not:

     (1) Invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale. Securities that have legal or contractual restrictions as to resale but have a readily available market and securities eligible for resale under Rule 144A under the 1933 Act, are not deemed illiquid for purposes of this limitation; the Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

     (2) Invest more than 5% of its total assets in securities of companies (including predecessors) which have been in operation for less than three years.

     (3) Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

     (4) Purchase oil, gas or other mineral leases. However, the Fund may purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals.

     (5) Purchase warrants if as a result the Fund would then have more than 5% of its total assets, valued at the lower of cost or market, invested in warrants (of which no more than 2% may be warrants not listed on the New York or American Stock Exchange).

     (6) Make short sales of securities.

     (7) Make investments for the purpose of exercising control or management.

     (8) Purchase any securities on margin.

     (9) Purchase or sell portfolio securities from or to the Adviser or any director or officer thereof or of Series Fund II, as principals.

     (10) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of Series Fund II or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     Series Fund II, on behalf of the Fund, has filed the following undertakings to comply with requirements of certain states in which shares of the Fund are sold, which may be changed without shareholder approval:

     (1) The Fund will not invest more than 10% of its total assets in securities that are restricted as to public resale, excluding Rule 144A securities.

     (2) The Fund will not purchase puts, calls, straddles, spreads and any combination thereof, if by reason of that purchase, the value of the Fund's investments in all such securities exceeds 5% of the Fund's total assets.

     Mid-Cap Opportunity Fund. Mid-Cap Opportunity Fund will not:

     (1) Issue senior securities or borrow money, except that the Fund may borrow money from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its net assets (not including the amount borrowed).

     (2) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (a) as to 75% of the Fund's total assets more than 5% of such assets would then be invested in securities of a single issuer, or (b) 25% or more of the Fund's total assets would be invested in a single industry.

     (3) Purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).

     (4) Pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with paragraph (1) above, provided the Fund maintains asset coverage of at least 300% for all such borrowings.

     (5) Buy or sell commodities or commodity contracts, including futures contracts, or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate, and interests in real estate investment trusts.

     (6) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain Federal securities laws.

     (7) Make investments for the purpose of exercising control or management.

     (8) Purchase any securities on margin.

     (9) Make loans, except through repurchase agreements.

     (10) Purchase or sell portfolio securities from or to the Adviser or any director or officer thereof or of Series Fund II, as principals.

     (11) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of Series Fund II or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     The following investment restrictions are not fundamental and may be changed without shareholder approval. The Fund will not:

     (1) Invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale. Securities that have legal or contractual restrictions as to resale but have a readily available market and securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended, are not deemed illiquid for purposes of this limitation; the Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

     (2) Purchase any security if as a result the Fund would then have more than
5%  of  its  total  assets  invested  in  securities  of  companies   (including
predecessors) less than three years old.

     (3) Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

     (4) Purchase oil, gas or other mineral leases. However, the Fund may purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals.

     (5) Write, purchase or sell options (puts, calls or combinations thereof).

     (6) Purchase warrants if as a result the Fund would then have more than 5% of its total assets, valued at the lower of cost or market, invested in warrants (of which no more than 2% may be warrants not listed on the New York or American Stock Exchange).

     (7) Make short sales of securities, except short sales "against the box."

     Series Fund II, on behalf of the Fund, has filed the following undertakings to comply with requirements of certain states in which shares of the Fund are sold, which may be changed without shareholder approval:

     (1) The Fund will not invest more than 10% of its total assets in securities that are restricted as to public resale, excluding Rule 144A securities.

     (2) The Fund will not invest in real estate limited partnerships or in interests in real estate investment trusts that are not readily marketable.

     Utilities Income Fund. Utilities Income Fund will not:

     (1) Issue senior securities or borrow money, except that the Fund may borrow money from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its net assets (not including the amount borrowed).

     (2) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result as to 75% of the Fund's total assets more than 5% of such assets would then be invested in securities of a single issuer.

     (3) Purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).

     (4) Pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with paragraph (1) above, provided the Fund maintains asset coverage of at least 300% for all such borrowings.

     (5) Buy or sell commodities or commodity contracts, or real estate or interests in real estate, except that the Fund may purchase and sell futures contracts, options on futures contracts, securities that are secured by real estate, securities of companies which invest or deal in real estate, and interests in real estate investment trusts.

     (6) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     (7) Make investments for the purpose of exercising control or management.

     (8) Purchase any securities on margin, except the Fund may make deposits of margin in connection with futures contracts and options.

     (9) Make loans, except loans of portfolio securities and repurchase agreements.

     (10) Purchase or sell portfolio securities from or to the Adviser or any director or officer thereof or of Series Fund II, as principals.

     (11) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of Series Fund II or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     The following investment restrictions are not fundamental and may be changed without shareholder approval. The Fund will not:

     (1) Invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale. Securities that have legal or contractual restrictions as to resale but have a readily available market and securities eligible for resale under Rule 144A under the 1933 Act, are not deemed illiquid for purposes of this limitation; the Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

     (2) Invest more than 5% of its total assets in securities of companies (including predecessors) which have been in operation for less than three years.

     (3) Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

     (4) Purchase oil, gas or other mineral leases. However, the Fund may purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals.

     (5) Purchase warrants if as a result the Fund would then have more than 5% of its total assets, valued at the lower of cost or market, invested in warrants (of which no more than 2% may be warrants not listed on the New York or American Stock Exchange).

     (6) Make short sales of securities, except short sales "against the box."

     Series Fund II, on behalf of the Fund, has filed the following undertakings to comply with requirements of certain states in which shares of the Fund are sold, which may be changed without shareholder approval:

     (1) The Fund will not invest in small emerging growth companies.

     (2) The Fund will not purchase interest rate futures contracts or options thereon.

     (3) The Fund will not purchase puts, calls, straddles, spreads or any combination thereof, if by reason of that purchase, the value of the Fund's investments in all such securities exceeds 5% of the Fund's total assets.

     (4) The Fund will not invest in real estate limited partnership interests or in real estate investment trusts that are not readily marketable.

     (5) The Fund will not invest more than 10% of its total assets in securities that are restricted as to public resale, excluding Rule 144A securities.


                             DIRECTORS AND OFFICERS

     The following table lists the Directors and executive officers of Series Fund II, their business address and principal occupations during the past five years. Unless otherwise noted, an individual's business address is 95 Wall Street, New York, New York 10005.

Glenn O. Head*+ (72), President and Director. Chairman of the Board and Director, Administrative Data Management Corp. ("ADM"), FIMCO, Executive Investors Management Company, Inc. ("EIMCO"), First Investors Corporation
("FIC"), Executive Investors Corporation ("EIC") and First Investors Consolidated Corporation ("FICC").

Roger L. Grayson* (41), Director. Director, FIC and FICC; President and Director, First Investors Resources, Inc.; Commodities Portfolio Manager.

Kathryn S. Head*+ (42), Director, 581 Main Street, Woodbridge, NJ 07095. President and Director, FICC, ADM and FIMCO; Vice President, Chief Financial Officer and Director, FIC and EIC; President, EIMCO; Chairman, President and Director, First Financial Savings Bank, S.L.A.

Rex R. Reed (75), Director, 259 Governors Drive, Kiawah Island, SC 29455. Retired; formerly Senior Vice President, American Telephone & Telegraph Company.

Herbert Rubinstein (76), Director, 695 Charolais Circle, Edwards, CO 81632-1136.
Retired;  formerly  President,   Belvac  International   Industries,   Ltd.  and
President, Central Dental Supply.

James M. Srygley (65), Director, 33 Hampton Road, Chatham, NJ 07982. Principal, Hampton Properties, Inc. (property investment company).

John T. Sullivan* (65), Director and Chairman of the Board; Director, FIMCO, FIC, FICC and ADM; Of Counsel, Hawkins, Delafield & Wood, Attorneys.

Robert F. Wentworth (68), Director, RR1, Box 2554, Upland Downs Road, Manchester Center, VT 05255. Retired; formerly financial and planning executive with American Telephone & Telegraph Company.

Nancy Schaenen (66), Director, 56 Midwood Terrace, Madison, NJ 07940. Trustee, Drew University and DePauw University.

Joseph I. Benedek (40), Treasurer, 581 Main Street, Woodbridge, NJ 07095. Treasurer, FIC, FIMCO, EIMCO and EIC; Comptroller and Treasurer, FICC.

Concetta Durso (63), Vice President and Secretary. Vice President, FIMCO, EIMCO and ADM; Assistant Vice President and Assistant Secretary, FIC and EIC.

Patricia D. Poitra (42), Vice President. Vice President, First Investors Series Fund, First Investors U.S. Government Plus Fund and Executive Investors Trust; Director of Equities, FIMCO.


* These Directors may be deemed to be "interested persons," as defined in the 1940 Act.

+    Mr. Glenn O. Head and Ms. Kathryn S. Head are father and daughter.


     All of the officers and Directors, except for Ms. Poitra, hold identical or similar positions with 14 other registered investment companies in the First Investors Family of Funds. Mr. Head is also an officer and/or Director of First Investors Asset Management Company, Inc., First Investors Credit Funding Corporation, First Investors Leverage Corporation, First Investors Realty Company, Inc., First Investors Resources, Inc., N.A.K. Realty Corporation, Real Property Development Corporation, Route 33 Realty Corporation, First Investors Life Insurance Company, First Financial Savings Bank, S.L.A., First Investors Credit Corporation and School Financial Management Services, Inc. Ms. Head is also an officer and/or Director of First Investors Life Insurance Company, First Investors Credit Corporation, School Financial Management Services, Inc., First Investors Credit Funding Corporation, N.A.K. Realty

Corporation, Real Property Development Corporation, First Investors Leverage Corporation and Route 33 Realty Corporation.

     The following table lists compensation paid to the Series Fund II Directors for the fiscal year ended October 31, 1997.

                                            Pension or                            Total Compensation
                                            Retirement                            From First
                           Aggregate        Benefits Accrued   Estimated Annual   Investors Family
                           Compensation     as Part of Fund    Benefits Upon      of Funds Paid to
Director**                 From Fund*       Expenses           Retirement         Directors*
----------                 ------------     ----------------   ----------------   ------------------
James J. Coy**                   $1,200                 $-0-               $-0-              $18,600
Roger L. Grayson                    -0-                  -0-                -0-                  -0-
Glenn O. Head                       -0-                  -0-                -0-                  -0-
Kathryn S. Head                     -0-                  -0-                -0-                  -0-
Rex R. Reed                       2,400                  -0-                -0-               37,200
Herbert Rubinstein                2,400                  -0-                -0-               37,200
James M. Srygley                  2,400                  -0-                -0-               37,200
John T. Sullivan                    -0-                  -0-                -0-                  -0-
Robert F. Wentworth               2,400                  -0-                -0-               37,200
Nancy Schaenen                    1,400                  -0-                -0-               21,700


* Compensation to officers and interested Directors of Series Fund II is paid by the Adviser. In addition, prior to November 1, 1997, compensation to non-interested Directors of Series Fund II was voluntarily paid by the Adviser. Commencing November 1, 1997, compensation to non-interested Directors of Series Fund II will be paid by Series Fund II.

** On March 27, 1997, Mr. Coy resigned as a Director of Series Fund II. Mr. Coy did not resign due to a disagreement on any matters relating to Series Fund II's operations, policies or practices. Mr. Coy currently serves as an emeritus Director.



                                   MANAGEMENT

     Investment advisory services to each Fund are provided by First Investors Management Company, Inc. pursuant to an Investment Advisory Agreement ("Advisory Agreement") dated June 13, 1994. The Advisory Agreement was approved by the Board of Directors, including a majority of the Directors who are not parties to the Funds' Advisory Agreement or "interested persons" (as defined in the 1940
Act) of any such party ("Independent Directors"), in person at a meeting called for such purpose and by a majority of the public shareholders of each Fund.

     Pursuant to the Advisory Agreement, FIMCO shall supervise and manage each Fund's investments, determine each Fund's portfolio transactions and supervise all aspects of each Fund's operations, subject to review by the Directors. The Advisory Agreement also provides that FIMCO shall provide the Funds with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of Series Fund II and each Fund and assume certain expenses thereof, other than obligations or liabilities of the Funds. The Advisory Agreement may be terminated at any time, with respect to a Fund, without penalty by the Directors or by a majority of the outstanding voting securities of such Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940
Act). The Advisory Agreement also provides that it will continue in effect, with respect to a Fund, for a period of over two years only if such continuance is approved annually either by the Directors or by a majority of the outstanding voting securities of such Fund, and, in either case, by a vote of a majority of the Independent Directors voting in person at a meeting called for the purpose of voting on such approval.

     Under the Advisory Agreement, each Fund pays the Adviser an annual fee, paid monthly, according to the following schedules:

Mid-Cap Opportunity Fund
                                                                        Annual
Average Daily Net Assets                                                 Rate
------------------------                                                ------
Up to $200 million...................................................    1.00%
In excess of $200 million up to $500 million.........................    0.75
In excess of $500 million up to $750 million.........................    0.72
In excess of $750 million up to $1.0 billion.........................    0.69
Over $1.0 billion....................................................    0.66

Growth & Income Fund, Utilities Income Fund
                                                                        Annual
Average Daily Net Assets                                                 Rate
------------------------                                                ------
Up to $300 million...................................................    0.75%
In excess of $300 million up to $500 million.........................    0.72
In excess of $500 million up to $750 million.........................    0.69
Over $750 million....................................................    0.66


     For the fiscal year ended October 31, 1995, Mid-Cap Opportunity Fund paid $46,846 in advisory fees. For the same period, the Adviser voluntarily waived an additional $33,991 in advisory fees. For the fiscal year ended October 31, 1995, Growth & Income Fund paid $261,607 in advisory fees. For the same period, the Adviser voluntarily waived an additional $105,515 in advisory fees. For the fiscal year ended October 31, 1995, Utilities Income Fund paid $334,586 in advisory fees. For the same period, the Adviser voluntarily waived an additional $207,605 in advisory fees. In addition, for the fiscal year ended October 31, 1995, the Adviser voluntarily assumed or reimbursed expenses for Growth & Income Fund, Mid-Cap Opportunity Fund and Utilities Income Fund in the amounts of $114,393, $46,369 and $105,954, respectively.

     For the fiscal year ended October 31, 1996, Mid-Cap Opportunity Fund paid $86,930 in advisory fees. For the same period, the Adviser voluntarily waived an additional $28,977 in advisory fees. For the fiscal year ended October 31, 1996, Growth & Income Fund paid $561,048 in advisory fees. For the same period, the Adviser voluntarily waived an additional $125,042 in advisory fees. For the fiscal year ended October 31, 1996, Utilities Income Fund paid $601,030 in advisory fees. For the same period, the Adviser voluntarily waived an additional $169,147 in advisory fees. In addition, for the fiscal year ended October 31, 1996, the Advisor voluntarily assumed or reimbursed expenses for Growth & Income Fund, Mid-Cap Opportunity Fund and Utilities Income Fund in the amounts of $17,942, $38,900 and $137,128, respectively.

     For the fiscal year ended October 31, 1997, Mid-Cap Opportunity Fund paid $158,941 in advisory fees. For the same period, the Adviser voluntarily waived an additional $52,981 in advisory fees. For the fiscal year ended October 31, 1997, Growth & Income Fund paid $1,231,649 in advisory fees. For the same period, the Adviser voluntarily waived an additional $70,218 in advisory fees. For the fiscal year ended October 31, 1997, Utilities Income Fund paid $779,429 in advisory fees. For the same period, the Adviser voluntarily waived an additional $56,849 in advisory fees. In addition, for the fiscal year ended October 31, 1997, the Advisor voluntarily assumed or reimbursed expenses for Mid-Cap Opportunity Fund and Utilities Income Fund in the amounts of $38,900 and $26,987, respectively.

     The Adviser has an Investment Committee composed of George V. Ganter, Glenn
O. Head, Nancy W. Jones, Patricia D. Poitra, Michael O'Keefe, Dennis T. Fitzpatrick, Clark D. Wagner and Richard Guinnessey. The Committee usually meets weekly to discuss the composition of the portfolio of each Fund and to review additions to and deletions from the portfolios.

     Prior to January 1, 1998, Wellington Management Company, LLP was the subadviser to Growth & Income Fund. For the fiscal years ended October 31, 1995, 1996 and 1997, the Adviser paid Wellington Management Company, LLP fees of $157,067, $257,037 and $489,484, respectively.



                                   UNDERWRITER

     Series Fund II has entered into an Underwriting Agreement ("Underwriting Agreement") with First Investors Corporation ("Underwriter" or "FIC") which requires the Underwriter to use its best efforts to sell shares of the Funds. Pursuant to the Underwriting Agreement, the Underwriter shall bear all expenses of sales material or literature, including prospectuses and proxy materials, to the extent such materials are used in connection with the sale of the Funds' shares, unless the Funds have agreed to bear such costs pursuant to a plan of distribution. See "Distribution Plans." The Underwriting Agreement was approved by the Board of Directors, including a majority of the Independent Directors. The Underwriting Agreement provides that it will continue in effect from year to year, with respect to a Fund, only so long as such continuance is specifically approved at least annually by the Board of Directors or by a vote of a majority of the outstanding voting securities of such Fund, and in either case by the vote of a majority of the Independent Directors, voting in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically in the event of its assignment.


     For the fiscal year ended October 31, 1995, FIC received underwriting commissions with respect to Growth & Income Fund, Mid-Cap Opportunity Fund and Utilities Income Fund of $1,958,002, $88,203 and $1,614,848, respectively. For the same period, FIC allowed to unaffiliated dealers an additional $7,252 with respect to Growth & Income Fund, $5,486 with respect to Mid-Cap Opportunity Fund and $7,080 with respect to Utilities Income Fund.

     For the fiscal year ended October 31, 1996, FIC received underwriting commissions with respect to Growth & Income Fund, Mid-Cap Opportunity Fund and Utilities Income Fund of $1,741,985, $244,548 and $1,275,372, respectively. For the same period, FIC allowed to unaffiliated dealers an additional $3,902 with respect to Growth & Income Fund, $2,805 with respect to Mid-Cap Opportunity Fund and $8,212 with respect to Utilities Income Fund.

     For the fiscal year ended October 31, 1997, FIC received underwriting commissions with respect to Growth & Income Fund, Mid-Cap Opportunity Fund and Utilities Income Fund of $2,689,581, $365,416 and $586,037, respectively. For the same period, FIC allowed to unaffiliated dealers an additional $8,575 with respect to Growth & Income Fund, $1,353 with respect to Mid-Cap Opportunity Fund and $770 with respect to Utilities Income Fund.



                               DISTRIBUTION PLANS

     As stated in the Funds' Prospectus, pursuant to a separate plan of distribution for each class of shares adopted by Series Fund II pursuant to Rule 12b-1 under the 1940 Act ("Class A Plan" and "Class B Plan" and, collectively, "Plans"), each Fund is authorized to compensate the Underwriter for certain expenses incurred in the distribution of that Fund's shares and the servicing or maintenance of existing Fund shareholder accounts.

     Each Plan was approved by the Board of Directors, including a majority of the Independent Directors, and by a majority of the outstanding voting securities of the relevant class of each Fund. Each Plan will continue in effect from year to year, with respect to a Fund, as long as its continuance is approved annually by either the Board of Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares of such Fund. In either case, to continue, each Plan must be approved by the vote of a majority of the Independent Directors. The Board reviews quarterly and annually a written report provided by the Treasurer of the amounts expended under the applicable Plan and the purposes for which such expenditures were made. While each Plan is in effect, the selection and nomination of the Independent Directors will be committed to the discretion of such Independent Directors then in office.

     Each Plan can be terminated at any time, with respect to a Fund, by a vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares of that Fund. Any change to the Class B Plan that would materially increase the costs to that class of shares of a Fund or any material change to the Class A Plan may not be instituted without the approval of the outstanding voting securities of the relevant class of shares of that Fund. Such changes also require approval by a majority of the Independent Directors.

     In reporting amounts expended under the Plans to the Directors, FIMCO will allocate expenses attributable to the sale of each class of a Fund's shares to such class based on the ratio of sales of such class to the sales of both classes of shares. The fees paid by one class of a Fund's shares will not be used to subsidize the sale of any other class of that Fund's shares.

     In adopting each Plan, the Board of Directors considered all relevant information and determined that there is a reasonable likelihood that each Plan will benefit each Fund and their class of shareholders. The Board believes that the amounts spent pursuant to each Plan have assisted each Fund in providing ongoing servicing to shareholders, in competing with other providers of financial services and in promoting sales, thereby increasing the net assets of each Fund.


     For the fiscal year ended October 31, 1997, Growth & Income Fund, Mid-Cap Opportunity Fund and Utilities Income Fund paid $462,388, $58,074 and $309,426, respectively, in fees pursuant to the Class A Plan. For the same period, the Underwriter incurred the following Class A Plan-related expenses with respect to each Fund:

                             Compensation to   Compensation to   Compensation to
Fund                           Underwriter         Dealers       Sales Personnel
----                           -----------         -------       ---------------
Growth & Income Fund            $294,964              $-0-          $167,424
Mid-Cap Opportunity Fund          37,371               -0-            20,703
Utilities Income Fund            198,551               -0-           110,875


     For the fiscal year ended October 31, 1997, Growth & Income Fund, Mid-Cap Opportunity Fund, and Utilities Income Fund paid $191,490, $17,899 and $83,756, respectively, in fees pursuant to the Class B Plan. For the same period, the Underwriter incurred the following Class B Plan-related expenses with respect to each Fund:

                             Compensation to   Compensation to   Compensation to
Fund                           Underwriter         Dealers       Sales Personnel
----                           -----------         -------       ---------------
Growth & Income Fund            $183,735           $1,419             $6,336
Mid-Cap Opportunity Fund          17,478               -0-               421
Utilities Income Fund             77,279              155              6,322



                        DETERMINATION OF NET ASSET VALUE

     Except as provided herein, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or system where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Each security traded in the over-the-counter market ("OTC") (including securities listed on exchanges whose primary market is believed to be OTC) is valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. In the absence of market quotations, a Fund will determine the value of bonds based upon quotes furnished by market makers, if available, or in accordance with the procedures described herein. In that connection, the Board of Directors has determined that a Fund may use an outside pricing service. The pricing service uses quotations obtained from investment dealers or brokers for the particular securities being evaluated, information with respect to market transactions in comparable securities and other available information in determining value. Interactive Data Corporation provides pricing services for corporate debt securities and foreign equity securities. Short-term debt securities which are purchased at a discount are valued at amortized cost if their original term to maturity from the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase exceeded 60 days, unless the Board of Directors determines that such valuation does not represent fair value. Securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith by or under the direction of the Series Fund II's officers in a manner specifically authorized by the Board of Directors.

     With respect to each Fund, "when-issued securities" are reflected in the assets of the Fund as of the date the securities are purchased. Such investments are valued thereafter at the mean between the most recent bid and asked prices obtained from recognized dealers in such securities. For valuation purposes, with respect to Growth & Income Fund, quotations of foreign securities in foreign currencies are converted into U.S. dollar equivalents using the foreign exchange equivalents in effect.

     The Board of Directors may suspend the determination of a Fund's net asset value per share separately for each class of shares for the whole or any part of any period (1) during which trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekend and holiday closings, (2) during which an emergency, as defined by rules of the SEC in respect to the U.S. market, exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.


                        ALLOCATION OF PORTFOLIO BROKERAGE

     Purchases and sales of portfolio securities by the Fund may be principal transactions. In principal transactions, portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There will usually be no brokerage commissions paid by a Fund for such purchases. Purchases from underwriters will include the underwriter's commission or concession and purchases from dealers serving as market makers will include the spread between the bid and asked price. Certain money market instruments may be purchased by a Fund directly from an issuer, in which no commission or discounts are paid. Each Fund may purchase fixed income securities on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

     Each Fund may deal in securities which are not listed on a national securities exchange or the Nasdaq national market system but are traded in the OTC market. Each Fund also may purchase listed securities through the "third market." When transactions are executed in the OTC market, a Fund seeks to deal with the primary market makers, but when advantageous it utilizes the services of brokers.

     In effecting portfolio transactions, the Adviser seeks best execution of trades either (1) at the most favorable and competitive rate of commission charged by any broker or member of an exchange, or (2) with respect to agency transactions, at a higher rate of commission if reasonable in relation to brokerage and research services provided to a Fund or the Adviser by such member or broker. In addition, upon the instruction of the Board of Directors of Series Fund II, the Adviser may use dealer concessions available in fixed price underwritings to pay for research services. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale and statistical or factual information or opinions pertaining to investments. The Adviser may use research and services provided to it by brokers in servicing all the funds in the First Investors Group of Funds; however, not all such services may be used by the Adviser in connection with a Fund. No portfolio orders are placed with an affiliated broker, nor does any affiliated broker-dealer participate in these commissions.

     The Adviser may combine transaction orders placed on behalf of a Fund and any other fund in the First Investors Group of Funds, any Fund of Executive Investors Trust and First Investors Life Insurance Company, affiliates of the Funds for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated in accordance with written procedures approved by the Board of Directors.


     For the fiscal year ended October 31, 1995, Growth & Income Fund paid $40,513 in brokerage commissions. Of that amount, $4,973 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $3,545,732. For the fiscal year ended October 31, 1995, Mid-Cap Opportunity Fund paid $16,178 in brokerage commissions. Of that amount, $2,345 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $1,387,834. For the fiscal year ended October 31, 1995, Utilities Income Fund paid $76,984 in brokerage commissions. Of that amount, $20,160 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $8,245,784.

     For the fiscal year ended October 31, 1996, Growth & Income Fund paid $92,694 in brokerage commissions. Of that amount, $35,498 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $28,859,209. For the fiscal year ended October 31, 1996, Mid-Cap Opportunity Fund paid $39,267 in brokerage commissions. Of that amount, $21,766 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $5,012,732. For the fiscal year ended October 31, 1996, Utilities Income Fund paid $210,594 in brokerage commissions. Of that amount, $62,273 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $26,793,286.


     For the fiscal year ended October 31, 1997, Growth & Income Fund paid $146,190 in brokerage commissions. Of that amount, $46,196 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $50,452,086. For the fiscal year ended October 31, 1997, Mid-Cap Opportunity Fund paid $111,995 in brokerage commissions. Of that amount, $17,242 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $6,861,292. For the fiscal year ended October 31, 1997, Utilities Income Fund paid $277,318 in brokerage commissions. Of that amount, $13,624 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $6,820,235.



                 REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND
                    REDEMPTION INFORMATION AND OTHER SERVICES

Reduced Sales Charges--Class A Shares

     Reduced sales charges are applicable to purchases made at one time of Class A shares of any one or more of the Funds or of any one or more of the Eligible Funds, as defined in the Prospectus, by "any person," which term shall include an individual, or an individual's spouse and children under the age of 21, or a trustee or other fiduciary of a single trust, estate or fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under section 401 of the Internal Revenue Code of 1986, as amended (the "Code")), although more than one beneficiary is involved; provided, however, that the term "any person" shall not include a group of individuals whose funds are combined, directly or indirectly, for the purchase of redeemable securities of a registered investment company, nor shall it include a trustee, agent, custodian or other representative of such a group of individuals.

     Ownership of Class A and Class B shares of any Eligible Fund, except as noted below, qualify for a reduced sales charge on the purchase of Class A shares. Class A shares purchased at net asset value, Class A shares of the Money Market Funds, or shares owned under a Contractual Plan are not eligible for the purchase of Class A shares of a Fund at a reduced sales charge through a Letter of Intent or the Cumulative Purchase Privilege.

     Letter of Intent. Any of the eligible persons described above may, within 90 days of their investment, sign a statement of intent ("Letter of Intent") in the form provided by the Underwriter, covering purchases of Class A shares of any one or more of the Funds and of the other Eligible Funds to be made within a period of thirteen months, provided said shares are currently being offered to the general public and only in those states where such shares may be legally sold, and thereby become eligible for the reduced sales charge applicable to the total amount purchased. A Letter of Intent filed within 90 days of the date of investment is considered retroactive to the date of investment for determination of the thirteen-month period. The Letter of Intent is not a binding obligation on either the investor or the Fund. During the term of a Letter of Intent, Administrative Data Management Corp. ("Transfer Agent") will hold Class A shares representing 5% of each purchase in escrow, which shares will be released upon completion of the intended investment.

     Purchases of Class A Shares made under a Letter of Intent are made at the sales charge applicable to the purchase of the aggregate amount of shares covered by the Letter of Intent as if they were purchased in a single transaction. The applicable quantity discount will be based on the sum of the then current public offering price (i.e., net asset value plus applicable sales charge) of all Class A shares and the net asset value of all Class B shares of a Fund and of the other Eligible Funds, including Class B shares of the Money Market Funds, currently owned, together with the aggregate offering price of purchases to be made under the Letter of Intent. If all such shares are not so purchased, a price adjustment is made, depending upon the actual amount invested within such period, by the redemption of sufficient Class A shares held in escrow in the name of the investor (or by the investor paying the commission differential). A Letter of Intent can be amended (1) during the thirteen-month period if the purchaser files an amended Letter of Intent with the same expiration date as the original Letter of Intent, or (2) automatically after the end of the period, if total purchases credited to the Letter of Intent qualify for an additional reduction in the sales charge. The Letter of Intent privilege may be modified or terminated at any time by the Underwriter.

     Cumulative Purchase Privilege. Upon written notice to FIC, Class A shares of a Fund are also available at a quantity discount on new purchases if the then current public offering price (i.e., net asset value plus applicable sales charge) of all Class A shares and the net asset value of all Class B shares of a Fund and of the other Eligible Funds, including Class B shares of the Money Market Funds, previously purchased and then owned, plus the value of Class A shares being purchased at the current public offering price, amount to $25,000 or more. Such quantity discounts may be modified or terminated at any time by the Underwriter.

     Purchase of Shares. When you open a Fund account, you must specify which class of shares you wish to purchase. If not, your order will be processed as follows: (1) if you are opening an account with a new registration with First Investors your order will not be processed until the Fund receives notification of which class of shares to purchase; (2) if you have existing First Investors accounts solely in either Class A shares or Class B shares with the identical registration, your investment in the Fund will be made in the same class of shares as your existing account(s); (3) if you are an existing First Investors shareholder and own a combination of Class A and Class B shares with an identical registration, your investment in the Fund will be made in Class B shares; and (4) if you own in the aggregate at least $250,000 in any combination of classes, your investment will be made in Class A shares.

Systematic Investing

     First Investors Money Line. This service allows you to invest in a Fund through automatic deductions from your bank checking account. Scheduled investments in the minimum amount of $50 may be made on a bi-weekly, semi-monthly, monthly, quarterly, semi-annual or annual basis. The maximum amount which may be invested through First Investors Money Line is $10,000 a month. Shares of the Fund are purchased at the public offering price determined at the close of business on the day your designated bank account is debited. You may change the amount or discontinue this service at any time by calling Shareholder Services or writing to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, Attn: Control Dept. It takes between three and five business days to process any changes you request be made to your Money Line service. Money Line application forms are available from your Representative or by calling Shareholder Services at 1-800-423-4026.

     Automatic Payroll Investment. You also may arrange for automatic investments in the minimum amount of $50 into a Fund on a systematic basis through salary deductions, provided your employer has direct deposit capabilities. Shares of the Fund are purchased at the public offering price determined as of the close of business on the day the electronic fund transfer is received by the Fund. You may change the amount or discontinue the service by contacting your employer. An application is available from your Representative or by calling Shareholder Services at 1-800-423-4026. Arrangements must also be made with your employer's payroll department.

     Cross-Investment of Cash Distributions. You may elect to invest in Class A or Class B shares of a Fund at net asset value all the cash distributions from the same class of shares of another Eligible Fund. The investment will be made at the net asset value per share of the Fund, generally determined as of the close of business, on the business day immediately following the record date of any such distribution. You may also elect to invest cash distributions of a Fund's Class A or Class B shares into the same class of another Eligible Fund, including the Money Market Funds. The investment will be made at the net asset value per share of the other fund, generally determined as of the close of business, on the business day immediately following the record date of any such distribution. Cash distributions from a Fund's Class B shares may only be invested into an existing Class B share account. If your distributions are to be invested in Class A shares in a new account, you must invest a minimum of $50 per month. To arrange for cross-investing, call Shareholder Services at 1-800-423-4026.

     Systematic Withdrawal Plan. Shareholders who own noncertificated Class A or Class B shares may establish a Systematic Withdrawal Plan ("Withdrawal Plan"). If you have a Fund account with a value of at least $5,000, you may elect to receive monthly, quarterly, semi-annual or annual checks for any designated amount (minimum $25). You may have the payments sent directly to you or persons you designate. The $5,000 minimum account balance is currently being waived for required minimum distributions on retirement plan accounts. Additionally, regardless of the amount of your Class A or Class B Fund account, you may also elect to have the Systematic Plan payments automatically (i) invested at net asset value in the same class of shares of any other Eligible Fund, including the Money Market Funds, or (ii) paid to First Investors Life Insurance Company for the purchase of a life insurance policy or a variable annuity. If your Systematic Plan payments are to be invested in a new Class A Eligible Fund account, you must invest a minimum of $600 per year. Systematic Plan payments from a Class B account must be invested in an existing Class B Eligible Fund account. Dividends and other distributions, if any, are reinvested in additional shares of the same class of the Fund. Shareholders may add shares to the Withdrawal Plan or terminate the

Withdrawal Plan at any time. Withdrawal Plan payments will be suspended when a distributing Fund has received notice of a shareholder's death on an individual account. Payments may recommence upon receipt of written alternate payment instructions and other necessary documents from the deceased's legal representative. Withdrawal payments will also be suspended when a payment check is returned to the Transfer Agent marked as undeliverable by the U.S. Postal Service after two consecutive mailings.

     Shareholders who own Class B shares may establish a Withdrawal Plan and elect to receive up to 8% of the value of their account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 8% limitation. If the shares not subject to a CDSC are insufficient for this purpose, then shares subject to the lowest CDSC will be redeemed next until the 8% limit is reached. The 8% figure is calculated on a pro rata basis at the time of the first payment made pursuant to the Plan and recalculated thereafter on a pro rata basis at the time of each Plan payment. Therefore, shareholders who have chosen the Plan based on a percentage of the value of their account of up to 8% will be able to receive Plan payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month) for their periodic Plan payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the value of their account. For example, if the value of the account is $15,000 at the time of payment, the shareholder will receive $100 free of the CDSC (8% of $15,000 divided by 12 monthly payments). However, if at the time of a payment the value of the account has fallen to $14,000, the shareholder will receive $93.33 free of any CDSC (8% of $14,000 divided by 12 monthly payments) and $6.67 subject to the lowest applicable CDSC. This privilege may be revised or terminated at any time.

     The withdrawal payments derived from the redemption of sufficient shares in the account to meet designated payments in excess of dividends and other distributions may deplete or possibly extinguish the initial investment, particularly in the event of a market decline, and may result in a capital gain or loss depending on the shareholder's cost. Purchases of additional shares of a Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and sales charges. To establish a Withdrawal Plan, call Shareholder Services at 1-800-423-4026.


     Electronic Fund Transfer. Shareholders may establish Electronic Fund Transfers ("EFT") between Fund accounts and a predesignated bank account by completing an application and having all shareholders' signatures guaranteed. If the bank account registration is not identical to the Fund account, a signature guarantee of the bank account holder is required for Money Line purchases. Shareholders may choose EFT privileges for Money Line purchases or redemptions or both. The minimum EFT amount is $500 and the maximum is $50,000. The total EFT redemptions during a 30 day period may not exceed $100,000. Each Fund has the right, at its sole discretion, to limit or terminate your ability to exercise the EFT privileges at any time. Fund shares will be purchased on the day the Fund receives the funds, which is normally two days after the EFT is initiated. The EFT normally will be initiated on the next bank business day after the redemption request is received and will ordinarily be received by the predesignated bank account within two days after transmission. However, once the funds are transmitted, the time of receipt and the availability of the funds are not within the Funds' control. No dividends are paid on the proceeds of redeemed shares awaiting EFT. Shareholders may not use EFT to redeem shares unless they have been owned for at least 15 days.

     Conversion of Class B Shares. Class B Shares of a Fund will automatically convert to Class A shares of that Fund, based on the relative net asset values per share of the two classes, as of the close of business on the first business day of the month in which the eighth anniversary of the initial purchase of such Class B shares occurs. For these purposes, the date of initial purchase shall mean (1) the first business day of the month in which such Class B shares were issued, or (2) for Class B shares obtained through an exchange or a series of exchanges, the first business day of the month in which the original Class B shares were issued. For conversion purposes, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account also will convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

     The availability of the conversion feature is subject to the continuing applicability of a ruling of the Internal Revenue Service ("IRS"), or the availability of an opinion of counsel, that: (1) the dividends and other distributions paid on Class A and Class B shares will not result in "preferential dividends" under the Code; and (2) the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares of the Fund would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond eight years from the date of purchase. FIMCO has no reason to believe that these conditions for the availability of the conversion feature will not continue to be met.

     If either Fund implements any amendments to its Class A Plan that would increase materially the costs that may be borne under such Plan by Class A shareholders, a new target class into which Class B shares will convert will be established, unless a majority of Class B shareholders, voting separately as a class, approve the proposal.

     Waivers of CDSC on Class B Shares. The CDSC imposed on Class B shares does not apply to: (a) any redemption pursuant to the tax-free return of an excess contribution to an individual retirement account ("IRA") or other qualified retirement plan if the Fund is notified at the time of such request; (b) any redemption of a lump-sum or other distribution from qualified retirement plans or accounts provided the shareholder has attained the minimum age of 70 1/2 years and has held the Class B shares for a minimum period of three years; (c) any redemption by advisory accounts managed by the Adviser or any of its affiliates or for shares held by the Adviser or any of its affiliates; (d) any redemption  by  a  tax-exempt  employee  benefit  plan  if  continuance  of  the investment would be improper under applicable laws or regulations; (e) any redemption or transfer of ownership of Class B shares following the death or disability, as defined in Section 72(m)(7) of the Code, of a shareholder if the Fund is provided with proof of death or disability and with all documents required by the Transfer Agent within one year after the death or disability;
(f) any redemption of shares purchased during the period April 29, 1996 through June 30, 1996 with the proceeds from a redemption of shares of a fund in another fund group for which no sales charge was paid, other than a money market fund or shares held in a retirement plan account; and (g) certain redemptions pursuant to a Withdrawal Plan (see "Systematic Withdrawal Plan"). For more information on what specific documents are required, call Shareholder Services at 1-800-423-4026.

     Signature Guarantees. The words "Signature Guaranteed" must appear in direct association with the signature of the guarantor. Members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program),

SEMP (Stock Exchanges Medallion Program) and FIC are eligible signature guarantors. A notary public is not an acceptable guarantor. Although each Fund reserves the right to require signature guarantees at any other time, signature guarantees are required whenever: (1) the amount of the redemption is over $50,000, (2) a redemption check is to be made payable to someone other than the registered accountholder, other than major financial institutions, as determined solely by the Fund and its agent, on behalf of the shareholder, (3) a redemption check is to be mailed to an address other than the address of record, preauthorized bank account, or to a major financial institution for the benefit of a shareholder, (4) an account registration is being transferred to another owner, (5) a transaction requires additional legal documentation; (6) the redemption request is for certificated shares; (7) your address of record has changed within 60 days prior to a redemption request; (8) multiple owners have a dispute or give inconsistent instructions; (9) the authority of a representative of a corporation, partnership, association or other entity has not been established to the satisfaction of a Fund or its agents; and (10) you elect EFT privileges.

     Reinvestment after Redemption. If you redeem Class A or Class B shares in your Fund account, you can reinvest within six months from the date of redemption all or any part of the proceeds in shares of the same class of the same Fund or any other Eligible Fund (including the Money Market Funds), at net asset value, on the date the Transfer Agent receives your purchase request. If you reinvest the entire proceeds of a redemption of Class B shares for which a CDSC has been paid, you will be credited for the amount of the CDSC. If you reinvest less than the entire proceeds, you will be credited with a pro rata portion of the CDSC. All credits will be paid in Class B shares of the fund into which the reinvestment is being made. The period you owned the original Class B shares prior to redemption will be added to the period of time you own Class B shares acquired through reinvestment for purposes of determining (a) the applicable CDSC upon a subsequent redemption and (b) the date on which Class B shares automatically convert to Class A shares. If your reinvestment is into a new account, other than the Money Market Funds, it must meet the minimum investment and other requirements of the fund into which the reinvestment is being made. If you reinvest into a new Money Market Fund account within one year from the date of redemption, the minimum investment is $500. To take advantage of this option, send your reinvestment check along with a written request to the Transfer Agent within six months from the date of your redemption. Include your account number and a statement that you are taking advantage of the "Reinvestment Privilege."


     Telephone Transactions. Fund shares not held in certificate form may be exchanged or redeemed by telephone provided you have not declined telephone privileges. Telephone exchanges are available between non-retirement accounts. Telephone exchanges are also available between participant directed 401(k) accounts where First Financial Savings (as defined below) acts as Custodian, IRA accounts or 403(b) accounts of the same class of shares registered in the same name. Telephone exchanges are also available from an individually registered non-retirement account to an IRA account of the same class of shares in the same name (provided an IRA application is on file).


     As stated in the Funds' Prospectus, Series Fund II, the Adviser, the Underwriter and their officers, directors and employees will not be liable for any loss, damage, cost or expense arising out of any instruction (or any interpretation of such instruction) received by telephone which they reasonably believe to be authentic. In acting upon telephone instructions, these parties use procedures which are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, address, social security number and such other information as may be deemed necessary; (2) recording all telephone instructions; and (3) sending written confirmation of each transaction to the shareholder's address of record.

     Cancelled Checks. Copies of cancelled purchase, liquidation or dividend checks will be provided to shareholders upon request. Shareholders will be charged $10.00 per check.

     Redemptions-in-Kind. If the Board of Directors should determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the Fund, in compliance with Series Fund II's election on behalf of the Funds to be governed by Rule 18f-1 under the 1940 Act. Pursuant to Rule 18f-1 the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder will likely incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities for this purpose is described under "Determination of Net Asset Value."

     Emergency Pricing Procedures. In the event that the Funds must halt operations during any day that they would normally be required to price under Rule 22c-1 under the Investment Company of 1940 due to an emergency ("Emergency Closed Day"), the Funds will apply the following procedures:

     1. The Funds will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

     2. For purposes of paragraph 1, an order will be deemed to have been received by the Funds on an Emergency Closed Day, even if neither the Funds nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

          (a) In the case of a mail order the order will be considered received by a Fund when the postal service has delivered it to FIC's Woodbridge offices prior to the close of regular trading on the NYSE; and

          (b) In the case of a wire order, including a Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE.

     3. If the Funds are unable to segregate orders received on the Emergency Closed Day from those received on the next day the Funds are open for business, the Funds may give all orders the next price calculated after operations resume.

     4. Notwithstanding the foregoing, on business days in which the NYSE is not open for regular trading, the Funds may determine not to price their portfolio securities if such prices would lead to a distortion for the Funds and their shareholders.

Retirement Plans

     Profit-Sharing/Money Purchase Pension/401(k) Plans. FIC offers prototype Profit-Sharing, Money Purchase Pension and 401(k) Retirement Plans ("Retirement Plans"), approved by the IRS for corporations, sole proprietorships and partnerships. Custodial Agreements can be utilized for such Retirement Plans that provide that First Financial Savings Bank, S.L.A. ("First Financial Savings"), an affiliate of FIC, will furnish all required custodial services.

     FIC offers additional versions of prototype qualified retirement plans for eligible employers, including 401(k), money purchase and profit-sharing plans.

     Currently, there are no annual service fees chargeable to participants in connection with a Retirement Plan account. Each Fund currently pays the annual $10.00 custodian fee for each Retirement Plan account, if applicable, maintained with such Fund. This policy may be changed at any time by a Fund on 45 days' written notice. First Financial Savings has reserved the right to waive its fees at any time or to change the fees on 45 days' prior written notice.

     The Retirement Plan documents contain further specific information about the Retirement Plans and may be obtained from your Representative. Prior to establishing a Retirement Plan, you are advised to consult with your legal and tax advisers.

     Individual Retirement Accounts. A qualified individual may purchase shares of a Fund through an IRA or, as an employee of a qualified employer, through a simplified employee pension-IRA ("SEP-IRA"), a salary reduction simplified employee pension-IRA ("SARSEP-IRA") or a Savings Incentive Match Plan for Employees ("SIMPLE-IRAs") furnished by FIC. Under the related Custodial
Agreements, First Financial Savings acts as custodian of each of these retirement plans. The custodian fees are disclosed in the IRA documents.

     A taxpayer generally may make an annual individual IRA contribution no greater than the lesser of (a) 100% of his or her compensation or (b) $2,000 (or $4,000 when also contributing to a spousal IRA). However, contributions are deductible only under certain conditions. The requirements as to SEP-IRAs, SARSEP-IRAs and SIMPLE-IRAs are described in IRS Forms 5305-SEP, 5305A-SEP and 5305-SIMPLE, respectively, which are provided to employers. Employers are required to provide copies of these forms to their eligible employees. A disclosure statement setting forth complete details of the IRA should be given to each participant before the contribution is invested.

     As of January 1, 1997, no new employee-sponsored SARSEP-IRA may be established. Newly eligible participants in a SARSEP-IRA established prior to that date, may open a new account. Additionally, participants in an established SARSEP-IRA may continue to make contributions.

     Currently, there are no annual service fees chargeable to a participant in connection with an IRA, SEP-IRA, SARSEP-IRA or SIMPLE-IRA. Each Fund currently pays the annual $10.00 custodian fee for each IRA account maintained with such Fund. This policy may be changed at any time by a Fund on 45 days' written notice to the holder of any IRA, SEP-IRA, SARSEP-IRA or SIMPLE-IRA. First Financial Savings has reserved the right to waive its fees at any time or to change the fees on 45 days' prior written notice to the holder of any IRA.

     An application and other documents necessary to establish an IRA, SEP-IRA or SIMPLE-IRA are available from your Representative. Prior to establishing an IRA, SEP-IRA or SIMPLE-IRA, you are advised to consult with your legal and tax advisers.

     Retirement Benefit Plans for Employees of Eligible Organizations. FIC makes available model custodial accounts under Section 403(b)(7) of the Code ("Custodial Accounts") to provide retirement benefits for employees of certain eligible public educational institutions and other eligible non-profit charitable, religious and humane organizations. The Custodial Accounts are designed to permit contributions (up to a "maximum exclusion allowance") by employees through salary reduction. First Financial Savings acts as custodian of these accounts.

     Contributions may be made to a Custodial Account under the Optional Retirement Program for Employees of Texas Institutions of Higher Education ("ORP"), either by salary reduction agreement or otherwise, in accordance with the terms and conditions of the ORP, and under the Texas Deferred Compensation Plan Program for eligible state employees by salary reduction agreement. In addition, contributions may also be made to other deferred compensation plans maintained by state or local governments, or their agencies, commonly referred to as Section 457 plans.

     Currently, there are no annual service fees chargeable to participants in connection with a Custodial Account. Each Fund currently pays the annual $10.00 custodian fee for each Custodial Account maintained with such Fund. This policy may be changed at any time by a Fund on 45 days' written notice to a Custodial Account participant. First Financial Savings has reserved the right to waive its fees at any time or to change the fees on 45 days' prior written notice to a Custodial Account participant.

     An application and other documents necessary to establish a Custodial Account are available from your Representative. Persons desiring to create a Custodial Account are advised to confer with their legal and tax advisers concerning the specifics of this type of retirement benefit plan.

     Mandatory income tax withholding, at the rate of 20% may be required on "eligible rollover" distributions made from any of the foregoing retirement plans (other than IRAs, including SEP-IRAs, SARSEP-IRAs and SIMPLE-IRAs). If the recipient elects to directly transfer an eligible rollover distribution to an "eligible retirement plan" that permits acceptance of such distributions, no withholding will apply. For distributions that are not "eligible rollover" distributions, the recipient can elect, in writing, not to require any withholding. This election must be submitted immediately before, or must accompany, the distribution request. The amount, if any, of any such optional withholding depends on the amount and type of the distribution. Appropriate election forms are available from the Custodian or Shareholder Services. Other types of withholding nonetheless may apply.

     Distribution Fees. A participant/shareholder's account under any of the foregoing retirement plans (including IRAs) may be charged a distribution fee (at the time of withdrawal) of $7.00 for a single distribution of the entire account and $1.00 for each periodic distribution therefrom.

                                      TAXES

     In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Code, a Fund -- each Fund being treated as a separate corporation for these purposes -- must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, for Growth & Income Fund, net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For each Fund these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or, for Growth & Income Fund, foreign currencies, or other income (including, for Utilities Income Fund, gains from options or futures and, for Growth & Income Fund, gains from forward contracts) derived with respect to its business of investing in securities or, for Growth & Income Fund, those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     A portion of the dividends from a Fund's investment company taxable income may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

     If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

     Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

     Dividends and interest received by Growth & Income Fund, and gains realized by that Fund, may be subject to income, withholding or other taxes imposed by foreign countries that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     Growth & Income Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation - other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder ( effective after October 31, 1998) - that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if the Fund holds stock of a PFIC, it will be subject to Federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

     If Growth & Income Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF") then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) - which probably would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax - even if those earnings and gain were not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     Effective for its taxable year beginning November 1, 1998, Growth & Income Fund may elect to "mark-to-market" its stock in any PFICs. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over the Fund's adjusted basis in that stock as of the end of that year. Pursuant to the election, the Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years. The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election. Regulations proposed in 1992 would provide a similar election with respect to the stock of certain PFICs.

     Mid-Cap Opportunity Fund and Utilities Income Fund may acquire zero coupon or other securities issued with original issue discount. As a holder of those securities, each such Fund must include in its income the portion of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year. Similarly, each such Fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. Each Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

     The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses Utilities Income Fund and Growth & Income Fund realize in connection therewith. Gains from options and futures derived by Utilities Income Fund with respect to its business of investing in securities and gains from the disposition by Growth & Income Fund of foreign currencies (except certain gains therefrom that may be excluded by future regulations) -- will qualify as permissible income under the Income Requirement.

     If a Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.


                             PERFORMANCE INFORMATION

     A Fund may advertise its performance in various ways.

     Each Fund's "average annual total return" ("T") is an average annual compounded rate of return. The calculation produces an average annual total return for the number of years measured. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P") over a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

          T=[(ERV/P)^(1/n)]-1

     The "total return" uses the same factors, but does not average the rate of return on an annual basis. Total return is determined as follows:

          (ERV-P)/P  = TOTAL RETURN

     Total return is calculated by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, each Fund will deduct the maximum sales charge of 6.25% (as a percentage of the offering price) from the initial $1,000 payment and, for Class B shares, the applicable CDSC imposed on a redemption of Class B shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value on the initial investment ("P").

     Return information may be useful to investors in reviewing a Fund's performance. However, certain factors should be taken into account before using this information as a basis for comparison with alternative investments. No adjustment is made for taxes payable on distributions. Return will fluctuate over time and return for any given past period is not an indication or representation by a Fund of future rates of return on its shares. At times, the

Adviser may reduce its compensation or assume expenses of a Fund in order to reduce the Fund's expenses. Any such waiver or reimbursement would increase the Fund's return during the period of the waiver or reimbursement.


     Average annual return and total return computed at the public offering price (maximum sales charge for Class A shares and applicable CDSC for Class B shares) for the periods ended October 31, 1997 are set forth in the tables below:



AVERAGE ANNUAL TOTAL RETURN:
                                            One Year              Five Years           Life of Fund(1)
                                      -------------------    -------------------    ---------------------
                                      Class A     Class B    Class A     Class B    Class A    Class B(2)
                                       Shares      Shares     Shares      Shares     Shares      Shares
                                      -------     -------    -------     -------    -------    ----------
Mid-Cap Opportunity Fund               19.14%     21.12%      11.09%       N/A       10.82%      19.20%
Utilities Income Fund                   5.77       7.57         N/A        N/A        7.18       15.02
Growth & Income Fund                   18.26      20.21         N/A        N/A       15.29       23.43

     TOTAL RETURN:
                                      Class A     Class B    Class A     Class B    Class A    Class B(2)
                                       Shares      Shares     Shares      Shares     Shares      Shares
                                      -------     -------    -------     -------    -------    ----------
Mid-Cap Opportunity Fund               19.14%     21.12%      69.21%       N/A       70.39%      63.53%
Utilities Income Fund                   5.77       7.57         N/A        N/A       38.44       48.00
Growth & Income Fund                   18.26      20.21         N/A        N/A       78.63       80.34


     Average annual total return and total return may also be based on investment at reduced sales charge levels or at net asset value. Any quotation of return not reflecting the maximum sales charge will be greater than if the maximum sales charge were used. Average annual return and total return computed at net asset value for the periods ended October 31, 1997 are set forth in the tables below:

     AVERAGE ANNUAL TOTAL RETURN:
                                            One Year              Five Years           Life of Fund(1)
                                      -------------------    -------------------    ---------------------
                                      Class A     Class B    Class A     Class B    Class A    Class B(2)
                                       Shares      Shares     Shares      Shares     Shares      Shares
                                      -------     -------    -------     -------    -------    ----------
Mid-Cap Opportunity Fund               27.09%     26.17%      12.54%       N/A       12.21%      20.51%
Utilities Income Fund                  12.86      12.08         N/A        N/A        8.66       16.29
Growth & Income Fund                   26.20      25.23         N/A        N/A       17.14       24.77

     TOTAL RETURN:
                                            One Year              Five Years           Life of Fund(1)
                                      -------------------    -------------------    ---------------------
                                      Class A     Class B    Class A     Class B    Class A    Class B(2)
                                       Shares      Shares     Shares      Shares     Shares      Shares
                                      -------     -------    -------     -------    -------    ----------
Mid-Cap Opportunity Fund               27.09%     26.17%      80.49%       N/A       81.81%      68.61%
Utilities Income Fund                  12.86      12.08         N/A        N/A       47.61       52.60
Growth & Income Fund                   26.20      25.23         N/A        N/A       90.62       85.85


----------

(1) The inception dates for Class A shares of the Funds are as follows: Mid-Cap Opportunity Fund - August 24, 1992; Utilities Income Fund - February 22, 1993; and Growth & Income Fund - October 4, 1993.

(2) The commencement date for the offering of Class B shares is January 12, 1995.

     Each Fund may include in advertisements and sales literature, information, examples and statistics to illustrate the effect of compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated
period of time resulting from the payment of dividends and capital gain distributions in additional shares. These examples may also include hypothetical returns comparing taxable versus tax-deferred growth which would pertain to an IRA, section 403(b)(7) Custodial Account or other qualified retirement program. The examples used will be for illustrative purposes only and are not representations by the Funds of past or future yield or return. Examples of typical graphs and charts depicting such historical performances, compounding and hypothetical returns are included in Appendix D.

     From time to time, in reports and promotional literature, the Funds may compare their performance to, or cite the historical performance of, Overnight Government repurchase agreements, U.S. Treasury bills, notes and bonds, certificates of deposit, and six-month money market certificates or indices of broad groups of unmanaged securities considered to be representative of, or similar to, the Funds' portfolio holdings, such as:

     Morningstar Mutual Funds ("Morningstar"), a semi-monthly publication of Morningstar, Inc. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Fund's returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

     Salomon Brothers Inc., "Market Performance," a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad Investment-Grade Bond Index and the components of the Index.

     Telerate Systems, Inc., a computer system to which the Adviser subscribes which daily tracks the rates on money market instruments, public corporate debt obligations and public obligations of the U.S. Treasury and agencies of the U.S. Government.

     THE WALL STREET JOURNAL, a daily newspaper publication which lists the yields and current market values on money market instruments, public corporate debt obligations, public obligations of the U.S. Treasury and agencies of the U.S. Government as well as common stocks, preferred stocks, convertible preferred stocks, options and commodities; in addition to indices prepared by the research departments of such financial organizations as Lehman Bros., Merrill Lynch, Pierce, Fenner and Smith, Inc., First Boston, Salomon Brothers, Morgan Stanley, Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette, Value Line, Datastream International, James Capel, S.G. Warburg Securities, County Natwest and UBS UK Limited, including information provided by the Federal Reserve Board, Moody's, and the Federal Reserve Bank.

     Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices," a monthly corporate government index publication which lists principal, coupon and total return on over 100 different taxable bond indices which Merrill Lynch tracks. They also list the par weighted characteristics of each Index.

     Lehman Brothers, Inc., "The Bond Market Report," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index and Lehman Aggregate Bond Index, as well as all the components of these Indices.

     Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average of 30 stocks are unmanaged lists of common stocks frequently used as general measures of stock market performance. Their performance figures reflect changes of market prices and quarterly reinvestment of all distributions but are not adjusted for commissions or other costs.

     The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of inflation. The Index shows changes in the cost of selected consumer goods and does not represent a return on an investment vehicle.

     The  NYSE  composite  of  component   indices--unmanaged   indices  of  all
industrial, utilities, transportation, and finance stocks listed on the NYSE.

     The Russell 2500 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 500 to 3000 by market capitalization. The Russell 2500 tracks the return on these stocks based on price appreciation or depreciation and does not include dividends and income or changes in market values caused by other kinds of corporate changes.

     The Russell 2000 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 1000 to 3000 by market capitalization. The Russell 2000 tracks the return on these stocks based on price appreciation or depreciation and does not include dividends and income or changes in market values caused by other kinds of corporate changes.

     The Russell 1000 Index, prepared by the Frank Russell Company, contains those Russell 1000 securities with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth universe.

     Reuters, a wire service that frequently reports on global business.

     Standard & Poor's Utilities Index is an unmanaged capitalization weighted index comprising common stock in approximately 40 electric, natural gas distributors and pipelines, and telephone companies. The Index assumes the reinvestment of dividends.

     Moody's Stock Index, an unmanaged index of utility stock performance.

     From time to time, in reports and promotional literature, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES and FORTUNE may also be used. In addition, quotations from articles and performance ratings and ratings appearing in daily newspaper publications such as THE WALL STREET JOURNAL, THE NEW YORK TIMES and NEW YORK DAILY NEWS may be cited.

                               GENERAL INFORMATION

     Audits and Reports. The accounts of the Funds are audited twice a year by Tait, Weller & Baker, independent certified public accountants, Two Penn Center Plaza, Philadelphia, PA, 19102-1707. Shareholders of each Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.


     Transfer Agent. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for the Funds and as redemption agent for regular redemptions. The fees charged to each Fund by the Transfer Agent are $5.00 to open an account; $3.00 for each certificate issued; $.75 per account per month; $10.00 for each legal transfer of shares; $.45 per account per dividend declared; $5.00 for each exchange of shares into a Fund; $5.00 for each partial withdrawal or complete liquidation; $1.00 for each Systematic Withdrawal Plan check; $4.00 for each shareholder services call; $20.00 for each item of correspondence; and $1.00 per account per report required by any governmental authority. Additional fees charged to the Funds by the Transfer Agent are assumed by the Underwriter. The Transfer Agent reserves the right to change the fees on prior notice to the Funds. Upon request from shareholders, the Transfer Agent will provide an account history. For account histories covering the most recent three year period, there is no charge. The Transfer Agent charges a $5.00 administrative fee for each account history covering the period 1983 through 1994 and $10.00 per year for each account history covering the period 1974 through 1982. Account histories prior to 1974 will not be provided. If any communication from the Transfer Agent to a shareholder is returned from the U.S. Postal Service marked as "Undeliverable" two consecutive times, the Transfer Agent will cease sending any further materials to the shareholder until the Transfer Agent is provided with a correct address. Efforts to locate a shareholder will be conducted in accordance with SEC rules and regulations prior to forfeiture of funds to the appropriate state treasury. The Transfer Agent is not responsible for any fees that states and/or their representatives may charge for processing the return of funds to investors whose funds have been escheated. For the fiscal year ended October 31, 1997, Growth & Income Fund, Mid-Cap Opportunity Fund and Utilities Income Fund paid $414,010, $73,829 and $278,659, respectively, in transfer agent fees and expenses. The Transfer Agent's telephone number is 1-800-423-4026.


     Trading by Portfolio Managers and Other Access Persons. Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, Series Fund II and the Adviser have adopted Codes of Ethics restricting personal securities trading by portfolio managers and other access persons of the Funds. Among other things, access persons, other than the disinterested Directors of Series Fund II: (a) must have all non-exempt trades pre-cleared by the Adviser; (b) are restricted from short-term trading; (c) must provide duplicate statements and confirmations to a compliance officer; and (d) are prohibited from purchasing securities of initial public offerings.

                                   APPENDIX A
                        DESCRIPTION OF CORPORATE BOND AND
                          CONVERTIBLE SECURITY RATINGS

STANDARD & POOR'S

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2. Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

     B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

     CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

     CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

     C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI The rating "CI" is reserved for income bonds on which no interest is being paid.

     D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S INVESTORS SERVICE, INC.

     Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

     A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                                   APPENDIX B
                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S

     S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

     A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

MOODY'S INVESTORS SERVICE, INC.

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

     Prime-1 Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

          - Leading market positions in well-established industries.

          - High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.


                                   APPENDIX C

Although it does not presently intend to engage in these strategies in coming year, Utilities Income Fund may use some or all of the following hedging instruments:

     Options on Equity and Debt Securities. A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price usually at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price usually at the time during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price.

     Options on Indices. An index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. An index option operates in the same way as a more traditional option on a security, except that exercise of an index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index.

     Index Futures Contracts. An index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

     Interest Rate Futures Contracts. Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

     Options on Futures Contracts. Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option or a futures contract, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

                                   APPENDIX D

    [The following tables are represented as graphs in the printed document.]

The following graphs and chart illustrate hypothetical returns:

                                INCREASE RETURNS

This graph shows over a period of time even a small increase in returns can make a significant difference.

       Years        10%             8%             6%             4%
       -----      -------         ------         ------         ------
          5        16,453         14,898         13,489         12,210
         10        27,070         22,196         18,194         14,908
         15        44,539         33,069         24,541         18,203
         20        73,281         49,268         33,102         22,226
         25       120,569         73,402         44,650         27,138


                              INCREASE INVESTMENT

This graph shows the more you invest on a regular basis over time, the more you can accumulate.

       Years        $100          $250           $500          $1,000
       -----       ------        -------        -------        -------
          5         7,348         18,369         36,738         73,476
         10        18,295         43,736         91,473        182,946
         15        34,604         86,509        173,019        346,038
         20        58,902        147,255        294,510        589,020
         25        95,103        237,757        475,513        951,026

    [The following table is represented as a graph in the printed document.]

This chart illustrates the time value of money based upon the following assumptions:

If you invested $2,000 each year for 20 years, starting at 25, assuming a 9% investment return, you would accumulate $573,443 by the time you reach age 65. However, had you invested the same $2,000 each year for 20 years, at that rate, but waited until age 35, you would accumulate only $242,228 - a diference of $331,215.

               25 years old ..............   533,443
               35 years old ..............   202,228
               45 years old ..............    62,320

     For each of the above graphs and chart it should be noted that systematic investment plans do not assume a profit or protect against loss in declining markets. Investors should consider their financial ability to continue purchases through periods of both high and low price levels. Figures are hypothetical and for illustrative purposes only and do not represent any actual investment or performance. The value of a shareholder's investment and return may vary.

    [The following table is represented as a chart in the printed document.]

The following chart illustrates the historical performance of the Dow Jones Industrial Average from 1928 through 1996.

                   1928 ..................    300.00
                   1929 ..................    248.48
                   1930 ..................    164.58
                   1931 ..................     77.90
                   1932 ..................     59.93
                   1933 ..................     99.90
                   1934 ..................    104.04
                   1935 ..................    144.13
                   1936 ..................    179.90
                   1937 ..................    120.85
                   1938 ..................    154.76
                   1939 ..................    150.24
                   1940 ..................    131.13
                   1941 ..................    110.96
                   1942 ..................    119.40
                   1943 ..................    136.20
                   1944 ..................    152.32
                   1945 ..................    192.91
                   1946 ..................    177.20
                   1947 ..................    181.16
                   1948 ..................    177.30
                   1949 ..................    200.10
                   1950 ..................    235.40
                   1951 ..................    269.22
                   1952 ..................    291.89
                   1953 ..................    280.89
                   1954 ..................    404.38
                   1955 ..................    488.39
                   1956 ..................    499.46
                   1957 ..................    435.68
                   1958 ..................    583.64
                   1959 ..................    679.35
                   1960 ..................    615.88
                   1961 ..................    731.13
                   1962 ..................    652.10
                   1963 ..................    762.94
                   1964 ..................    874.12
                   1965 ..................    969.25
                   1966 ..................    785.68
                   1967 ..................    905.10
                   1968 ..................    943.75
                   1969 ..................    800.35
                   1970 ..................    838.91
                   1971 ..................    890.19
                   1972 ..................  1,020.01
                   1973 ..................    850.85
                   1974 ..................    616.24
                   1975 ..................    858.71
                   1976 ..................  1,004.65
                   1977 ..................    831.17
                   1978 ..................    805.01
                   1979 ..................    838.74
                   1980 ..................    963.98
                   1981 ..................    875.00
                   1982 ..................  1,046.55
                   1983 ..................  1,258.64
                   1984 ..................  1,211.56
                   1985 ..................  1,546.67
                   1986 ..................  1,895.95
                   1987 ..................  1,938.80
                   1988 ..................  2,168.60
                   1989 ..................  2,753.20
                   1990 ..................  2,633.66
                   1991 ..................  3,168.83
                   1992 ..................  3,301.11
                   1993 ..................  3,754.09
                   1994 ..................  3,834.44
                   1995 ..................  5,000.00
                   1996 ..................  6,000.00

     The performance of the Dow Jones Industrial Average is not indicative of the performance of any particular investment. It does not take into account fees and expenses associated with purchasing mutual fund shares. Individuals cannot invest directly in any index. Please note that past performance does not guarantee future results.

    [The following table is represented as a chart in the printed document.]

The following chart shows that inflation is constantly eroding the value of your money.

                     THE EFFECTS OF INFLATION OVER TIME

                   1966 .......................  96.61836
                   1967 .......................  93.80423
                   1968 .......................  89.59334
                   1969 .......................  84.36285
                   1970 .......................  79.88906
                   1971 .......................  77.33694
                   1972 .......................  74.79395
                   1973 .......................  68.80768
                   1974 .......................  61.27131
                   1975 .......................  57.31647
                   1976 .......................  54.63915
                   1977 .......................  51.20820
                   1978 .......................  46.98000
                   1979 .......................  41.46514
                   1980 .......................  36.85790
                   1981 .......................  33.84564
                   1982 .......................  32.60659
                   1983 .......................  31.41290
                   1984 .......................  30.23378
                   1985 .......................  29.12696
                   1986 .......................  28.81005
                   1987 .......................  27.59583
                   1988 .......................  26.43279
                   1989 .......................  25.27035
                   1990 .......................  23.81748
                   1991 .......................  23.10134
                   1992 .......................  22.45028
                   1993 .......................  21.86006
                   1994 .......................  21.28536
                   1995 .......................  20.76620
                   1996 .......................  20.16135


                   1996 .......................  1.00
                   1997 .......................  1.03
                   1998 .......................  1.06
                   1999 .......................  1.09
                   2000 .......................  1.13
                   2001 .......................  1.16
                   2002 .......................  1.19
                   2003 .......................  1.23
                   2004 .......................  1.27
                   2005 .......................  1.30
                   2006 .......................  1.34
                   2007 .......................  1.38
                   2008 .......................  1.43
                   2009 .......................  1.47
                   2010 .......................  1.51
                   2011 .......................  1.56
                   2012 .......................  1.60
                   2013 .......................  1.65
                   2014 .......................  1.70
                   2015 .......................  1.75
                   2016 .......................  1.81
                   2017 .......................  1.86
                   2018 .......................  1.92
                   2019 .......................  1.97
                   2020 .......................  2.03
                   2021 .......................  2.09
                   2022 .......................  2.16
                   2023 .......................  2.22
                   2024 .......................  2.29
                   2025 .......................  2.36
                   2026 .......................  2.43

Inflation erodes your buying power. $100 in 1966, could purchase five times the goods and service as in 1996 ($100 vs. $20).* Projecting inflation at 3%, goods and services costing $100 today will cost $243 in the year 2026.

* Source: Consumer Price Index, U.S. Bureau of Labor Statistics.

    [The following tables are represented as graphs in the printed document.]

This chart illustrates that historically, the longer you hold onto stocks, the greater chance that you will have a positive return.

                               1926 through 1996*

                               Total           Number of       Percentage of
                             Number of         Positive           Positive
   Rolling Period             Periods           Periods           Periods
   --------------             -------           -------           -------
     1-Year                      71                51                72%
     5-Year                      67                60                90%
     10-Year                     62                60                97%
     15-Year                     57                57               100%
     20-Year                     52                52               100%


The following chart shows the compounded annual return of large company stocks compared to U.S. Treasury Bills and inflation over the most recent 15 year period. **

                    Compound Annual Return from 1982 -- 1996*

                    Inflation .....................   3.55
                    U.S. Treasury Bills ...........   6.50
                    Large Company Stocks ..........  16.79


The following chart illustrates for the period shown that long-term corpoate bonds have outpaced U.S. Treasury Bills and inflation.

                    Compound Annual Return from 1982 -- 1996*

                    Inflation .....................   3.55
                    U.S. Treasury Bills ...........   6.50
                    Long-Term Corp. bonds .........  13.66


* Source: Used with permission. (c)1997 Ibbotson Associates, Inc. All rights reserved. [Certain provisions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

** Please note that U.S. Treasury bills are guaranteed as to principal and interest payments (although the funds that invest in them are not), while stocks will fluctuate in share price. Although past performance cannot guarantee future results, reeturns of U.S. Treasury bills historically have not outpaced inflation by as great a margin as stocks.

The accompanying table illustrates that if you are in the 36% tax bracket, a tax-free yield of 3% is actually equivalent to a taxable investment earning 4.69%.

                         Your Taxable Equivalent Yield

                                        Your Federal Tax Bracket
                           ---------------------------------------------

                           28.0%        31.0%       36.0%       39.6%
  your tax-free yield
          3.00%             4.17%        4.35%       4.69%       4.97%
          3.50%             4.86%        5.07%       5.47%       5.79%
          4.00%             5.56%        5.80%       6.25%       6.62%
          4.50%             6.25%        6.52%       7.03%       7.45%
          5.00%             6.94%        7.25%       7.81%       8.25%
          5.50%             7.64%        7.97%       8.59%       9.11%


This information is general in nature and should not be construed as tax advice. Please consult a tax or financial adviser as to how this information affects your particular circumstances.

    [The following table is represented as a graph in the printed document.]


The following graph illustrates how income has affected the gains from stock investments since 1965.


          S&P 500 Dividends Reinvested            S&P 500 Principal Only

12/31/64                        10,000                            10,000
12/31/65                        11,269                            10,906
12/31/66                        10,115                             9,478
12/31/67                        12,550                            11,383
12/31/68                        13,948                            12,255
12/31/69                        12,795                            10,863
12/31/70                        13,299                            10,873
12/31/71                        15,200                            12,046
12/31/72                        18,088                            13,929
12/31/73                        15,431                            11,510
12/31/74                        11,346                             8,090
12/31/75                        15,570                            10,642
12/31/76                        19,296                            12,680
12/31/77                        17,915                            11,221
12/31/78                        19,092                            11,340
12/31/79                        22,645                            12,736
12/31/80                        30,004                            16,019
12/31/81                        28,528                            14,460
12/31/82                        34,674                            16,595
12/31/83                        42,496                            19,461
12/31/84                        45,161                            19,733
12/31/85                        59,489                            24,930
12/31/86                        70,594                            28,575
12/31/87                        74,301                            29,154
12/31/88                        86,641                            32,769
12/31/89                       114,093                            41,699
12/31/90                       110,549                            38,964
12/31/91                       144,230                            49,214
12/31/92                       155,218                            51,411
12/31/93                       170,863                            55,039
12/31/94                       173,120                            54,191
12/31/95                       238,175                            72,676
12/31/96                       292,863                            87,403
11/30/97                       383,977                           112,732


Source: First Investors Management Company, Inc. Standard & Poor's is a registered trademark. The S&P 500 is an unmanaged index comprising 500 common stocks spread across a variety of industries. The total returns represented above compare the impact of reinvestment of dividends and illustrates past performance of the index. The performance of any index is not indicative of the performance of a particular investment and does not take into account the effects of inflation or the fees and expenses associated with purchasing mutual fund shares. Individuals cannot invest directly in any index. Mutual fund shares will fluctuate in value, therefore, the value of your original investment and your return may vary. Moreover, past performance is no guarantee of future results.

                              Financial Statements
                             as of October 31, 1997

Registrant incorporated by reference the financial statements and report of independent auditors contained in the annual report to shareholders for the fiscal year ended October 31, 1997 electronically filed with the Commission on December 19, 1997 (Accession Number: 0001047489-97-008287).

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

          (a) Financial Statements: Financial Statements are set forth in Part B, Statement of Additional Information

          (b) Exhibits:

      (1)      a.(2)  Articles of Incorporation

               b.(2)  Articles Supplementary

      (2)(2)          By-laws

      (3)             Not Applicable

      (4) Shareholders rights are contained in (a) Articles VI, VII and VIII of Registrant's Articles of Incorporation, previously filed as Exhibit 99.B1 to Registrant's Registration Statement; and (b) Articles II and VII of Registrant's By-laws, previously filed as Exhibit 99.B2 to Registrant's Registration Statement

      (5)      a.(2)  Investment Advisory Agreement between Registrant and First
                      Investors Management Company, Inc.

               b.(2) Subadvisory Agreement between Registrant and Wellington Management Company

      (6)(3)          Underwriting Agreement

      (7)             Not Applicable

      (8)(3)          Custodian Agreement between Registrant and The Bank of New
                      York

      (9)      a.(3)  Administration   Agreement   between   Registrant,   First
                      Investors   Management  Company,   Inc.,  First  Investors
                      Corporation and Administrative Data Management Corp.

               b.(4)  Amended Schedule A to Administration Agreement

               c.(4)  Organization Expense Reimbursement Agreement

     (10)(1)          Opinion of counsel

     (11)      a.     Consent of independent accounts

               b.2,5  Powers of Attorney

     (12)             Not Applicable

     (13)(4)          Undertakings

     (14)      a.(4)  First  Investors  Profit  Sharing/Money  Purchase  Pension
                      Retirement Plan for Sole Proprietorships, Partnerships and Corporations

               b.(4)  First Investors Individual Retirement Account

               c.(4)  First Investors 403(b) Custodial Account

               d.(4)  First Investors SEP-IRA and SARSEP-IRA

     (15)      a.(3)  Class A Distribution Plan

               b.(3)  Class B Distribution Plan


     (16)             Performance Calculations

     (17)             Financial   Data   Schedule   (filed  as  Exhibit  27  for
                      electronic filing purposes)

     (18)(2)          Rule 18f-3 Plan


----------

     (1) Incorporated by reference from Registrant's Rule 24f-2 Notice for its fiscal year ended October 31, 1996 filed on December 19, 1996.

     (2) Incorporated by reference from Post-Effective Amendment No. 9 to Registrant's Registration Statement (File No. 33-46924) filed on November 13, 1995.

     (3) Incorporated by reference from Post-Effective Amendment No. 10 to Registrant's Registration Statement (File No. 33-46924) filed on January 12, 1997.

     (4) Incorporated by reference from Post-Effective Amendment No. 12 to Registrant's Registration Statement (File No. 33-46924) filed on May 15, 1997.


     (5) Incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement (File No. 33-46924) filed on October 31, 1997.



Item 25. Persons Controlled by or under common control with Registrant

     There are no persons controlled by or under common control with the Registrant.

Item 26. Number of Holders of Securities

                                                Number of Record
                                                  Holders as of
         Title of Class                         October 29, 1997
                                           -------------------------
                                           Class A           Class B
                                           -------           -------
     Mid-Cap Opportunity Fund               4,236               394
     Utilities Income Fund                 12,688             1,016
     Growth & Income Fund                  21,270             2,752


Item 27. Indemnification

     Article X of the By-Laws of Registrant provides as follows:

     Section  10.01.  Indemnification  of  Officers,  Directors,  Employees  and
Agents: The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative
("Proceeding"), by reason of the fact that he or she is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, partner, trustee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against all reasonable expenses (including attorneys' fees) actually incurred, and judgments, fines, penalties and amounts paid in settlement in connection with such Proceeding to the maximum extent permitted by law, now existing or hereafter adopted. Notwithstanding the foregoing, the following provisions shall apply with respect to indemnification of the Corporation's directors, officers, and investment adviser (as defined in the 1940 Act):

     (a) Whether or not there is an adjudication of liability in such Proceeding, the Corporation shall not indemnify any such person for any liability arising by reason of such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office or under any contract or agreement with the Corporation ("disabling conduct").

     (b)  The Corporation shall not indemnify any such person unless:

          (1)  the court or other body before which the  Proceeding  was brought
               (a) dismisses the Proceeding for insufficiency of evidence of any disabling conduct, or (b) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or

          (2) absent such a decision, a reasonable determination is made, based upon a review of the facts, by (a) the vote of a majority of a quorum of the directors of the Corporation who are neither interested persons of the Corporation as defined in the 1940 Act, nor parties to the Proceeding, or (b) if a majority of a quorum of directors described above so directs, or if such quorum is not obtainable, based upon a written opinion by independent legal counsel, that such person was not liable by reason of disabling conduct.

     (c) Reasonable expenses (including attorney's fees) incurred in defending a Proceeding involving any such person will be paid by the Corporation in advance of the final disposition thereof upon an undertaking by such person to repay such expenses unless it is ultimately determined that he or she is entitled to indemnification, if:

          (1) such person shall provide adequate security for his or her undertaking;

          (2) the Corporation shall be insured against losses arising by reason of such advance; or

          (3) a majority of a quorum of the directors of the Corporation who are neither interested persons of the Corporation as defined in the 1940 Act nor parties to the Proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person will be found to be entitled to indemnification.

     Section 10.02. Insurance of Officers, Directors, Employees and Agents: The Corporation may purchase and maintain insurance or other sources of reimbursement to the extent permitted by law on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, partner, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in or arising out of his position.

     Section 10.03. Non-exclusively: The indemnification and advancement of expenses provided by, or granted pursuant to, this Article X shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation, these By-Laws, any agreement, vote of stockholders or directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

     The Registrant's Investment Advisory Agreement provides as follows:

     The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Company shall be deemed, when rendering services to the Company or acting in any business of the Company, to be rendering such services to or acting solely for the Company and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

     The Registrant's Underwriting Agreement provides as follows:

     The Underwriter agrees to use its best efforts in effecting the sale and public distribution of the Shares through dealers and in performing its duties in redeeming and repurchasing the Shares, but nothing contained in this Agreement shall make the Underwriter or any of its officers, directors or shareholders liable for any loss sustained by the Fund or any of its officers, directors or shareholders, or by any other person on account of any act done or omitted to be done by the Underwriter under this Agreement, provided that nothing contained herein shall protect the Underwriter against any liability to the Fund or to any of its shareholders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties as Underwriter or by reason of its reckless disregard of its obligations or duties as Underwriter under this Agreement. Nothing in this Agreement shall protect the Underwriter from any liabilities which it may have under the Securities Act of 1933, as amended ("1933 Act"), or the 1940 Act.

     Reference is hereby made to the Maryland Corporations and Associations Annotated Code, Sections 2-417, 2-418 (1986).

     The general effect of this Indemnification will be to indemnify the officers and directors of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a director or officer of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the director's or officer's office.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore unenforceable. See Item 32 herein.

Item 28(a). Business and Other Connections of the Investment Adviser

     First Investors Management Company, Inc., the Registrant's Investment Adviser, also serves as Investment Adviser to:

          First Investors Global Fund, Inc.
          First Investors Cash Management Fund, Inc.
          First Investors Series Fund
          First Investors Fund For Income, Inc.
          First Investors Government Fund, Inc.
          First Investors High Yield Fund, Inc.
          First Investors Insured Tax Exempt Fund, Inc.
          First Investors Life Series Fund
          First Investors Multi-State Insured Tax Free Fund

          First Investors New York Insured Tax Free Fund, Inc.
          First Investors Special Bond Fund, Inc.
          First Investors Tax-Exempt Money Market Fund, Inc.
          First Investors U.S. Government Plus Fund

     Affiliations of the officers and directors of the Investment Adviser are set forth in Part B, Statement of Additional Information, under "Directors and Officers."

     (b) Business and Other Connections of Subadviser.

     Wellington Management Company, LLP ("Wellington Management") is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 28 of officers and partners of Wellington Management, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by Wellington Management pursuant to the Advisers Act (SEC File No. 801-159089).

Item 29. Principal Underwriters

     (a) First Investors Corporation, Underwriter of the Registrant, is also underwriter for:

          First Investors Global Fund, Inc.
          First Investors Cash Management Fund, Inc.
          First Investors Series Fund
          First Investors Fund For Income, Inc.
          First Investors Government Fund, Inc.
          First Investors High Yield Fund, Inc.
          First Investors Insured Tax Exempt Fund, Inc.
          First Investors Life Series Fund
          First Investors Multi-State Insured Tax Free Fund
          First Investors New York Insured Tax Free Fund, Inc.
          First Investors Tax-Exempt Money Market Fund, Inc.
          First Investors U.S. Government Plus Fund

     (b)  The   following   persons  are  the  officers  and  directors  of  the
Underwriter:

                               Position and                 Position and
Name and Principal             Office with First            Office with
Business Address               Investors Corporation        Registrant
----------------               ---------------------        ----------

Glenn O. Head                  Chairman                     President
95 Wall Street                 and Director                 and Director
New York, NY 10005

Marvin M. Hecker               President                    None
95 Wall Street
New York, NY  10005

John T. Sullivan               Director                     Chairman of the
95 Wall Street                                              Board of Directors
New York, NY 10005

Roger L. Grayson               Director                     Director
95 Wall Street
New York, NY  10005

Joseph I. Benedek              Treasurer                    Treasurer
581 Main Street
Woodbridge, NJ 07095

Robert Murphy                  Comptroller                  None
581 Main Street
Woodbridge, NJ  07095

Lawrence A. Fauci              Senior Vice President        None
95 Wall Street                 and Director
New York, NY 10005

Kathryn S. Head                Vice President,              Director
581 Main Street                Chief Financial
Woodbridge, NJ 07095           Officer and Director

Louis Rinaldi                  Senior Vice                  None
581 Main Street                President
Woodbridge, NJ 07095

Frederick Miller               Senior Vice President        None
581 Main Street
Woodbridge, NJ 07095

Jane W. Kruzan                 Director                     None
15 Norwood Avenue
Summit, NJ  07901

Larry R. Lavoie                Secretary and                None
95 Wall Street                 General Counsel
New York, NY  10005

Matthew Smith                  Vice President               None
581 Main Street
Woodbridge, NJ 07095

Jeremiah J. Lyons              Director                     None
56 Weston Avenue
Chatham, NJ  07928

Anne Condon                    Vice President               None
581 Main Street
Woodbridge, NJ 07095

Howard M. Factor               Vice President               None
95 Wall Street
New York, NY  10005

Elizabeth Reilly               Vice President               None
581 Main Street
Woodbridge, NJ 07095

Robert Flanagan                Vice President-              None
95 Wall Street                 Sales Administration
New York, NY 10005


     c) Not applicable


Item 30. Location of Accounts and Records

     Physical possession of the books, accounts and records of the Registrant are held by First Investors Management Company, Inc. and its affiliated companies, First Investors Corporation and Administrative Data Management Corp., at their corporate headquarters, 95 Wall Street, New York, NY 10005 and administrative offices, 581 Main Street, Woodbridge, NJ 07095, except for those maintained by the Registrant's Custodian, The Bank of New York, 48 Wall Street, New York, NY 10286.


Item 31. Management Services

     Inapplicable


Item 32. Undertakings

     The Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation, Advisory Agreement, Subadvisory Agreement and Underwriting Agreement in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes to furnish a copy of its latest annual report to shareholders, upon request and without charge, to each person to whom a prospectus is delivered.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 23rd day of December, 1997.


                                        FIRST INVESTORS SERIES
                                        FUND II, INC.
                                        (Registrant)


                                        By:  /s/  Glenn O. Head
                                                  --------------------------
                                                  Glenn O. Head
                                                  President and Director


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/Glenn O. Head                Principal Executive            December 23, 1997
-------------------------       Officer and Director
Glenn O. Head


/s/Joseph I. Benedek            Principal Financial            December 23, 1997
-------------------------       and Accounting Officer
Joseph I. Benedek


           *                    Director                       December 23, 1997
-------------------------
Kathryn S. Head


           *                    Director                       December 23, 1997
-------------------------
Roger L. Grayson


           *                    Director                       December 23, 1997
-------------------------
Herbert Rubinstein


           *                    Director                       December 23, 1997
-------------------------
Nancy Schaenen

           *                    Director                       December 23, 1997
-------------------------
James M. Srygley


           *                    Director                       December 23, 1997
-------------------------
John T. Sullivan


           *                    Director                       December 23, 1997
-------------------------
Rex R. Reed


           *                    Director                       December 23, 1997
-------------------------
Robert F. Wentworth



*By: /s/  Larry R. Lavoie
     ------------------------------
          Larry R. Lavoie
          Attorney-in-fact

                                INDEX TO EXHIBITS


Exhibit
Number                            Description
------                            -----------


99.B11                       Consent of accountants
99.B16                       Performance Calculations
27.011                       FDS-Mid-Cap Opportunity Fund-
                               Class A
27.012                       FDS-Mid-Cap Opportunity Fund-
                               Class B
27.021                       FDS-Utilities Income Fund-Class A
27.022                       FDS-Utilities Income Fund-Class B
27.031                       FDS-Growth & Income Fund-Class A
27.032                       FDS-Growth & Income Fund-Class B